Exhibit 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (this "Agreement"), is entered into WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $7,013,792,087 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $7,903,498,737 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on March 28, 2007, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i) ________% of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus
(ii) $31,701,743, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreement with respect to the related Mortgaged Property;

            (xiv) copies of any cash management agreements with respect to the related Mortgaged Property;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

      Notwithstanding the foregoing, with respect to the State Street Financial Center Loan the LB-UBS 2007-C1 Trustee will hold the original documents related to the State Street Financial Center Loan for the benefit of the LB-UBS 2007-C1 Trust Fund.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) The Seller has caused each Servicing Participant which services a Mortgage Loan to comply, as evidenced by written documentation between each Servicing Participant and the Seller, with all reporting requirements set forth in Sections 3.13, 3.14, 3.22 and 8.17 of the Pooling and Servicing Agreement applicable to such Servicing Participant for the Mortgage Loans set forth on Exhibit C, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (x) The Seller has examined the Disclosure Material set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement to the accompanying Prospectus (as defined below), the Preliminary Memorandum and the Memorandum, relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

            (xi) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated March 14, 2007 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated March 4, 2007, consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated March 12, 2007; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated March 12, 2007, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated March 14, 2007, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PB, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated March 1, 2007 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:/s/ Charles L. Culbreth
                                          ------------------------------------
                                          Name: Charles L. Culbreth
                                          Title: Managing Director

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:/s/ H. Royer Culp, Jr.
                                          ------------------------------------
                                          Name: H. Royer Culp, Jr.
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       ARTESIA MORTGAGE CAPITAL CORPORATION

                                       By:/s/ Diana Kelsey Kutas
                                          ------------------------------------
                                          Name: Diana Kelsey Kutas
                                          Title: Managing Director

                                       Address for Notices:

                                       1180 NW Maple Street
                                       Suite 202
                                       Issaquah, Washington 98027
                                       Telecopier No.: (425) 313-1005
                                       Telephone No.: (425) 313-4600

                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:/s/ H. Royer Culp, Jr.
                                          ------------------------------------
                                          Name: H. Royer Culp, Jr.
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, Prepayment Premiums or Yield Maintenance Charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception" and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that, prior to the Cut-Off Date, have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without thirty
      (30) days prior written notice to the mortgagee (or, with respect to non-payment of premiums, ten (10) days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet thirty (30) days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this
      Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, thirty (30) days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges, Prepayment Premiums or Yield Maintenance Charges) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials ("ASTM") standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition ("REC"), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by ASTM, with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws either (i) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or (ii) such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements, which were included for the purposes of determining the appraised value of the related Mortgaged Property, at the time of the origination of the Mortgage Loan, lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges, Prepayment Premiums or Yield Maintenance Charges) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either (A) not located in a federally designated special flood hazard area or, (B) if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The originathion (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor, who is a natural person, accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including Rating Agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan either for the remainder of its term or until the related Mortgage Loan may be prepaid without payment of a prepayment premium or yield maintenance amount, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the related Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor, upon request, to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to clause (i) or (ii) above, to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 2, 28, 129 and 138 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 11, 9, 18, 56, 75 and 179 which Mortgage Loan is secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than ten (10) years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 8

                 Loans                            Description of Exception

1    Peter Cooper Village & Stuyvesant   Each Mortgage Loan is
     Town                                cross-collateralized and
2    Five Times Square                   cross-defaulted with its related
4    State Street Financial Center       Companion Loan(s), which is not
5    485 Lexington Avenue                included in the Mortgage Pool. In
14   PNC Corporate Plaza                 addition, the related Companion Loan(s)
18   Spring Mill Corporate Center        is secured by the same Mortgaged
29   Sealy Pool B                        Property and the same Mortgage Loan
33   Eastland Center                     securing each Mortgage Loan.
43   The Morgan Apartments
45   Tyco International Building
80   Time Warner Building
85   Environmental Technologies
159  Gateway Executive Center
171  Sandy Retail Center
218  Virginia Village Apartments

32   Park Plaza Apartments               Borrower has disclosed possible grounds
                                         for Mechanics Liens being filed against
                                         it. Such liability is covered by the
                                         Indemnity Agreement and title insured
                                         over mechanics liens.

Exceptions to Representation 12

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      The borrower makes a representation in
  Town                                   the loan agreement that "All
                                         Improvements necessary for the
                                         efficient use and operation of the
                                         Mortgaged Property, including, without
                                         limitation, all improvements which were
                                         included for purposes of determining
                                         the appraised value of the Mortgaged
                                         Property in the appraisal, have been
                                         completed and, except for de minimis
                                         encroachments which do not have a
                                         Material Adverse Effect or otherwise
                                         adversely affect the value of the
                                         Mortgaged Property and which are set
                                         forth on the survey, none of said
                                         improvements lie outside the boundaries
                                         and building restriction lines of the
                                         Mortgaged Property."

4 State Street Financial Center          Wachovia and UBS Real Estate
                                         Investments Inc. originated this loan
                                         as co-lenders and both parties are
                                         named insureds.

Exceptions to Representation 13

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      The related loan agreement requires
  Town                                   that the Borrower carry insurance
                                         against loss or damage by fire,
                                         casualty and other hazards included in
                                         an "all-risk" coverage endorsement or
                                         its equivalent, with such insurance to
                                         be written on a replacement cost basis,
                                         covering the Mortgaged Property with a
                                         limit of not less than $400,000,000 per
                                         loss. As to terrorism insurance
                                         coverage, (A) during any period of the
                                         term of the Loan that the Terrorism
                                         Risk Insurance Extension Act of 2005
                                         ("TRIEA") is in effect, if "acts of
                                         terrorism" or other similar acts or
                                         events are hereafter excluded from
                                         Borrower's comprehensive all risk
                                         insurance policy (including business
                                         interruption, rent loss or similar
                                         insurance coverage), Borrower shall
                                         obtain an endorsement to such policy,
                                         or a separate policy insuring against
                                         all "certified acts of terrorism" as
                                         defined by TRIEA and "fire following",
                                         which for purposes of this Loan
                                         Agreement shall mean actual replacement
                                         value of the Mortgaged Property
                                         (exclusive of the Mortgaged Property,
                                         footings and foundations) with a waiver
                                         of depreciation and with a limit of not
                                         less than $300,000,000 and (B) during
                                         any period of the term of the Loan that
                                         TRIEA is not in effect, if "acts of
                                         terrorism" or other similar acts or
                                         events or "fire following" are
                                         hereafter excluded from Borrower's
                                         comprehensive all risk insurance policy
                                         or business interruption insurance
                                         coverage, Borrower shall obtain an
                                         endorsement to such policy, or a
                                         separate policy insuring against all
                                         such excluded acts or events, to the
                                         extent such policy or endorsement is
                                         available, in an amount determined by
                                         Lender in its reasonable discretion
                                         (but in no event greater than the total
                                         insurable value of the Mortgaged
                                         Property plus the business
                                         interruption, rent loss or similar
                                         coverage) required hereunder with a
                                         limit of not less than $300,000,000;
                                         provided, that Borrower shall not be
                                         required to pay annual premiums in
                                         excess of 150% of the current cost of
                                         Terrorism insurance as increased by
                                         CPI. The related loan agreement
                                         provides that if the insurance is
                                         provided by a syndicate of insurers,
                                         the coverage shall be acceptable if:
                                         (i) the first layer of coverage is
                                         provided by carriers rated "A-" or
                                         better from S&P; (ii) sixty percent
                                         (60%) (seventy-five percent (75%) if
                                         there four or fewer members in the
                                         syndicate) of the aggregate limits
                                         under such Policies are provided by
                                         carriers with a minimum "A-" rating
                                         from S&P and (iii) the S&P rating of
                                         the remaining carriers must be at least
                                         "BBB".

2 Five Times Square                      With respect to the non-payment of
                                         premiums the Mortgage provides that the
                                         policy may not be terminable and may
                                         not be reduced without at least 5 days
                                         prior notice to the mortgagee.

6 One South Dearborn                     Under valid and enforceable policies
                                         issued by financially responsible
                                         insurers authorized to do business in
                                         the State where the Mortgaged Property
                                         is located, with a general
                                         policyholder's service rating of not
                                         less than A and a financial rating of
                                         not less than XIII as rated in the most
                                         currently available Best's Insurance
                                         Reports (or the equivalent, if such
                                         rating system shall hereafter be
                                         altered or replaced) and shall have a
                                         claims paying ability rating and/or
                                         financial strength rating, as
                                         applicable, of not less than "AA" (or
                                         its equivalent) from a Rating Agency
                                         (one of which after a Securitization in
                                         which Standard & Poor's rates any
                                         securities issued in connection with
                                         such Securitization, shall be Standard
                                         & Poor's).

13 NJ Office Pool                        FM Global is approved as an insurer so
23 NJ Industrial & Office Pool           long as it maintains a rating of BBB
                                         from S&P and is otherwise acceptable to
                                         other Rating Agencies. Otherwise, the
                                         Borrower has 15 Business Days to obtain
                                         an insurer with a rating of at least
                                         A-.

56 Mercedes-Benz Central Parts           Except during the continuance of an
   Warehouse                             Event of Default, Lender's consent
                                         shall not be required with respect to
                                         the adjustment, compromising or
                                         settlement of any claim for insurance
                                         proceeds in an amount less than
                                         $500,000.

70 Waters Edge Apartments                To the extent that any insurance
                                         proceeds remain after the complete
                                         restoration or repair of the Mortgaged
                                         Property, the remaining proceeds are to
                                         be paid to the Mortgagor.

85 Environmental Technologies            The related Mortgaged Property is
                                         self-insured with regards to terrorism
                                         insurance.

180 Walgreens - Independence, MO         The related Mortgaged Property is
192 Walgreens - Forest Hill, MD          self-insured.
205 Walgreens - Hanover Township, PA
219 Walgreens - Eureka, MO
223 Walgreens - Grandview, MO
224 Walgreens - Richmond, VA
228 Walgreens - Morgantown, WV
229 Walgreens - Forks Township, PA
248 Walgreens - Picayune, MS
258 CVS - Clinton, NY

Exceptions to Representation 15

                 Loans                            Description of Exception

90 Parachute Apartments                  Due to a communication issue between
                                         the Borrower and the Servicer, the
                                         initial debt service payments due under
                                         the loan were not paid upon the related
                                         payment dates in January, February and
                                         March 2007. Upon discovery and notice,
                                         the Borrower brought the loan current
                                         March 16, 2007.

Exceptions to Representation 16

                 Loans                            Description of Exception

25 Marshall B. Coyne Building            The Note Rate will vary in accordance
49 1620 Eye Street                       with the schedule attached to the Note.
70 Waters Edge Apartments

Exceptions to Representation 19

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      The "Environmental Compliance" section
  Town                                   of the loan agreement has been revised
                                         so as to: (a) limit the representation
                                         that there is no asbestos on the
                                         Mortgaged Property by adding the
                                         qualifier "requiring abatement or
                                         removal pursuant to environmental
                                         statutes"; (b) limit the
                                         representations, by adding the
                                         qualifier "to Borrower's knowledge,"
                                         that there are no threatened lawsuits
                                         or that Borrower has waived any
                                         person's liability with regard to
                                         hazardous material on the Mortgaged
                                         Property; and (c) exclude from the
                                         Environmental Indemnification section
                                         any duty of Borrower to indemnify
                                         Lenders from "consequential, special or
                                         punitive damages" associated with
                                         environmental problems with the
                                         Mortgaged Property. Additionally,
                                         Borrower waived any liability of the
                                         seller of the Mortgaged Property for
                                         environmental matters.

91 Berkshire Square                      The related Mortgage Loan was approved
                                         using pre-negotiated Deutsche Bank
                                         documents; therefore, the Environmental
                                         Indemnity Agreement and the
                                         environmental indemnity language in the
                                         Mortgage and Security Agreement are
                                         both based off of standard Deutsche
                                         Bank documents.

Exceptions to Representation 22

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      Merrill Lynch and Wachovia have a
  Town                                   combined $1,000,000,000 indirect equity
                                         investment in the Borrower.

90 Parachute Apartments                  Wachovia Affordable Housing Community
                                         Development Corporation, an affiliate
                                         of the Seller, owns an interest in the
                                         related Mortgagor.

Exceptions to Representation 23

                 Loans                            Description of Exception

5    485 Lexington Avenue                The Mortgagor is permitted to transfer
18   Spring Mill Corporate Center        tenant-in-common interests subject to
35   Grande Promenade                    conditions set forth in the related
40   Concord Square Shopping Center      Mortgage Loan documents.
42   Cameron Crossing
51   Mandalay on the Lake Apartments
59   Camden Pool
60   Dardenne Town Square
61   Newport Village Apartments
65   Trails at Mount Moriah Apartments
66   North County Square - South
70   Waters Edge Apartments
76   1600 Parkwood
88   The Exchange at Tucson
103  Hartland Apartments
108  North County Square - North
109  Paradise Foothills Apartments
117  Sterling University Providence
120  Castaic Town Center
122  Fifty West
126  Woodbridge Apartments
128  Santa Monica Physicians Center
131  Royal 400
146  Cave Creek Marketplace
152  Riverview Business Plaza
158  Atrium Office Building
188  2513-2515 South Holt Road
199  Superior Products Warehouse
211  Aspen Chase Apartments
252  The North Ranch Medical Center

1    Peter Cooper Village & Stuyvesant   The related Mortgage Loan documents
     Town                                permit the transfer of certain direct
28   One Citizens Plaza                  or indirect interests in the Mortgagor,
61   Newport Village Apartments          subject to certain conditions set forth
68   Riverview Plaza                     in the related Mortgage Loan documents.
78   Good Hope Shopping Center
163  Vineyard Shopping Center
189  1801 Purdy Avenue
221  Towne Square Retail Center

17 818 West 7th Street                   Section 2.9(c)(iv) of the Deed of Trust
                                         permits any Transfer by Harvest Glory
                                         Company Ltd. of any or all of its
                                         membership interest in Borrower to
                                         Downtown Properties Holdings, LLC
                                         provided after any such Transfer
                                         Goodwin Gaw owns not less than 51% of
                                         the beneficial legal and economic
                                         interest (whether directly or
                                         indirectly) in Borrower.

25 Marshall B. Coyne Building            The following additional transfers are
49 1620 Eye Street                       permitted without the prior consent of
                                         the lender: (a) a transfer of any or
                                         all of the corporate stock, partnership
                                         interests and/or membership interests
                                         in Mortgagor, or in any partner or
                                         member of Mortgagor, or any direct or
                                         indirect legal or beneficial owner of
                                         Mortgagor to and among H. Henry
                                         Elghanayan, Kamran Elghanayan and/or
                                         Frederick Elghanayan (each, a
                                         "Principal"), or any spouse, former
                                         spouse, lineal descendent or other
                                         immediate family member of a Principal
                                         (each, a "Family Member"), any trust or
                                         trusts for the benefit of Principal or
                                         a Family Member, or any entity owned,
                                         directly or indirectly, by any of the
                                         foregoing persons or trusts, and (b) a
                                         transfer of any or all of the corporate
                                         stock, partnership interests and/or
                                         membership interests in Mortgagor, or
                                         in any partner or member of Mortgagor,
                                         or any direct or indirect legal or

28 One Citizens Plaza                    A Transfer of more than forty-nine
73 Sterling Bank Pool                    percent (49%) of direct or indirect
77 Charter One Office Property           interests in the sole member of
                                         Borrower that results in a Change of
                                         Control (as defined in the related loan
                                         agreement) is permitted, so long as (A)
                                         American Financial Realty Trust, a
                                         Maryland real estate investment trust
                                         ("AFRT"), directly or indirectly
                                         retains at least a ten percent (10%)
                                         interest in the sole member of
                                         Borrower, (B) AFRT retains the right to
                                         approve amendments to the operating
                                         agreement of Borrower, (C) AFRT retains
                                         in the operating agreement of Borrower
                                         or otherwise the right to consent to
                                         (or withhold consent and thereby
                                         prevent) (I) the commencement of a
                                         voluntary case by Borrower under the
                                         Bankruptcy Code or the seeking of
                                         relief by Borrower under any bankruptcy
                                         or insolvency or analogous law in any
                                         jurisdiction outside of the United
                                         States; (II) the voluntary appointment
                                         of a custodian or receiver for all or
                                         substantially all of the property of
                                         Borrower; (III) the commencement by
                                         Borrower (including by way of applying
                                         for or consenting to the appointment
                                         of, or the taking of possession by, a
                                         rehabilitator, receiver, custodian,
                                         trustee, conservator or liquidator of
                                         Borrower or all or any substantial
                                         portion of its property) of any other
                                         proceeding under any reorganization,
                                         arrangement, adjustment of debt, relief
                                         of debtors, dissolution, insolvency,
                                         liquidation, rehabilitation,
                                         conservatorship or similar law of any
                                         jurisdiction whether now or hereafter
                                         in effect relating to Borrower; (IV)
                                         the taking of any action by Borrower
                                         for the purpose of effecting any of the
                                         foregoing, (D) the transferee of such
                                         direct or indirect interests in the
                                         sole member of Borrower shall be a
                                         Qualified Transferee (as defined in the
                                         related loan agreement), (E) prior to
                                         such Transfer, Lender shall have
                                         confirmed in writing to Borrower the
                                         status of the proposed transferee of
                                         such direct or indirect interests in
                                         the sole member of Borrower as a
                                         Qualified Transferee after Lender's
                                         receipt, at Borrower's expense, and
                                         review of such information with respect
                                         to such proposed transferee as Lender
                                         reasonably deems necessary in order to
                                         make such determination and (F) First
                                         States Group, L.P. shall remain as
                                         Indemnitor after such Transfer.
                                         Notwithstanding any provision of this
                                         Deed of Trust to the contrary, except
                                         as provided in (iv) above, no person or
                                         entity may become an owner of a direct
                                         or indirect interest in Borrower, which
                                         interest exceeds forty-nine (49%)
                                         percent, without Lender's prior written
                                         consent unless Borrower has complied
                                         with the provisions set forth in
                                         Section 2.9(d) of the related loan
                                         agreement.

54 Hilton - Dedham, MA                   The related Mortgage Loan documents
                                         permit the transfer of certain
                                         interests to Institutional Investors
                                         (as defined in the related Mortgage),
                                         subject to certain conditions set forth
                                         in the related Mortgage Loan documents.

57 239 Greenwich Avenue                  Section 2.9(c) of the Mortgage permits
                                         the following additional permitted
                                         transfers without Lender consent except
                                         as noted: "(iv) transfers of stock in
                                         Acadia Realty Trust as traded on the
                                         New York Stock Exchange, (v) a Transfer
                                         of 100% of the membership interests of
                                         Acadia Realty Limited Partnership in
                                         Borrower or Acadia 239 Greenwich
                                         Avenue, LLC, the sole general partner
                                         of Borrower ("Sole General Partner"),
                                         to Aberdeen 239, LLC, a Connecticut
                                         limited liability company("Aberdeen"),
                                         provided prior to the consummation of
                                         such Transfer Lender has obtained
                                         satisfactory legal due diligence
                                         searches on James Cummings and provided
                                         further that after such Transfer James
                                         Cummings owns 50% or more of the
                                         membership interests in Aberdeen and
                                         controls management of Aberdeen, (vi) a
                                         Transfer by Aberdeen of 100% of its
                                         partnership interest in Borrower to
                                         General Partner or a related subsidiary
                                         or parent of General Partner, (vii) a
                                         transfer by General Partner of 100% of
                                         its partnership interest in Borrower to
                                         Aberdeen provided prior to the
                                         consummation of such Transfer Lender
                                         has obtained satisfactory legal due
                                         diligence searches on James Cummings,
                                         provided further that after such
                                         Transfer James Cummings owns 50% or
                                         more of the membership interests in
                                         Aberdeen and controls the management of
                                         Aberdeen and (viii) one or more
                                         Transfers of the membership interests
                                         in Aberdeen provided after each such
                                         Transfer James Cummings owns 50% or
                                         more of the membership interests in
                                         Aberdeen and controls the management of
                                         Aberdeen."

63   Kleinwood Center                    Transfers are permitted among Regency
166  Murray Landing Shopping Center      Centers Corporation and its affiliates
                                         and Macquarie Country Wide (US)
                                         Corporation, Macquarie Direct Property
                                         (US) and/or Macquarie Bank Limited and
                                         affiliates.

84   BJ's Wholesale Club - Miami, FL     Each of the related Mortgages permits
228  Walgreens - Morgantown, WV          transfers by the Mortgagor (DST) to an
                                         "Affiliate" or to a newly created
                                         entity wholly owned by the beneficial
                                         owners of Mortgagor in accordance with
                                         the drop-down distribution conditions
                                         of the Mortgage and the Trust Agreement
                                         of the Mortgagor. A transfer of 100% of
                                         the beneficial interests in Mortgagor
                                         to one of Cole REIT's is also permitted
                                         without a transfer fee or consent.

Exceptions to Representation 26

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      Releases of Development Rights are
  Town                                   accompanied by the payment of a
                                         modified yield maintenance formula
                                         rather than being subject to a
                                         defeasance.

13 NJ Office Pool                        Release Price for an Individual Parcel
23 NJ Industrial & Office Pool           is equal to the greater of: (a) 120% of
                                         the allocated loan amount with respect
                                         to such Individual Parcel and (b) an
                                         amount such that, after giving effect
                                         to such partial release, causes the
                                         Debt Service Coverage Ratio (as defined
                                         in the Note) for the remaining Property
                                         to be not less than the greater of (x)
                                         the Debt Service Coverage Ratio for the
                                         entire Property on the closing date and
                                         (y) the Debt Service Coverage Ratio for
                                         the entire Property immediately prior
                                         to such partial release, but in no
                                         event greater than 1.20:1.

16 Duane Reade - 661 Eighth Avenue,      The loan documents provide for the
   New York, NY                          release of air rights upon payment of
                                         the "Air Rights Release Amount" (as
                                         defined in the related loan documents)
                                         together with payment of the Defeasance
                                         Deposit and all other fees, costs and
                                         expenses in connection with the partial
                                         defeasance of the Loan, in the case of
                                         a partial Defeasance or the Yield
                                         Maintenance Premium, in the case of a
                                         partial prepayment, as applicable,
                                         related to the release of such "air
                                         rights".

18 Spring Mill Corporate Center          The related Mortgage Loan documents
19 Wildcat Self Storage Pool             permit a portion of the Mortgaged
63 Kleinwood Center                      Property to be released, subject to
73 Sterling Bank Pool                    certain conditions set forth therein.
98 El Toro Square
134 Belmont Storage Phase I
143 Gardner Street Apartments
163 Vineyard Shopping Center
166 Murray Landing Shopping Center
191 Belmont Storage Phase II
221 Towne Square Retail Center
241 Extra Space Storage - Charlotte
    Pike
255 Extra Space Storage - East 21st
    Street North

84 BJ's Wholesale Club - Miami, FL       The related Mortgage Loan documents
226 Gold's Gym - O'Fallon, IL            permit all or a portion of the related
228 Walgreens - Morgantown, WV           Mortgaged Property to be substituted,
248 Walgreens - Picayune, MS             subject to several conditions set forth
258 CVS - Clinton, NY                    therein.
263 Advance Auto Parts - Duluth, MN

Exceptions to Representation 27

                 Loans                            Description of Exception

1    Peter Cooper Village & Stuyvesant   A zoning memorandum was obtained at
     Town                                origination.
3    350 Park Avenue

44   Hacienda de Las Palmas              The Mortgaged Property was found to be
                                         legally non-conforming with respect to
                                         parking, due to a 4 parking space
                                         deficiency.

136  Dearborn Apartments                 Sole member and manager of previous
                                         owners of the Mortgaged Property and
                                         current member/manager of Borrower and
                                         current Indemnitor provided affidavit
                                         confirming no outstanding uncured
                                         zoning violations.

189  1801 Purdy Avenue                   The Mortgaged Property is legal
                                         non-conforming due to parking
                                         deficiency, FAR exceedances and fire
                                         and zoning code violations. Lender
                                         waived requirement of law and ordinance
                                         insurance coverage.

Exceptions to Representation 29

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      Borrower and, as applicable, the assets
  Town                                   of the Borrower's general partner may
                                         be included in a consolidated financial
                                         statement of their affiliates provided
                                         that (i) appropriate notation shall be
                                         made on such consolidated financial
                                         statements to indicate the separateness
                                         of Borrower and general partner from
                                         such affiliate and to indicate that
                                         Borrower's and general partner's assets
                                         and credit are not available to satisfy
                                         the debts and other obligations of such
                                         affiliate or any other person, except
                                         with respect to the other Borrower and
                                         (ii) the assets of Borrower and general
                                         partner shall also be listed on its own
                                         separate balance sheet and Borrower
                                         and, if applicable, general partner
                                         have, if required by applicable law,
                                         filed and will, if required by
                                         applicable law, file its own tax
                                         returns and pay any taxes required to
                                         be paid under applicable law.

44 Hacienda de Las Palmas                The covenant requiring that Borrower
                                         maintain separate office or have a
                                         specifically allocated amount of office
                                         space was not included in the Deed of
                                         Trust or the organizational documents
                                         of Borrower.

60 Dardenne Town Square                  The Mortgage Loan has an original
61 Newport Village Apartments            principal balance above $20,000,000 and
64 Stockton Industrial Park              the lender has waived the requirements
68 Riverview Plaza                       for a non-consolidation opinion.
74 Hidden Lake Apartments
189 1801 Purdy Avenue

Exceptions to Representation 31

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      One of the sponsors of the related
  Town                                   Mortgage Loan, and one of the borrowers
                                         are subject to two class-action
                                         lawsuits filed by certain tenants of
                                         the Property. See Complaints I and II
                                         attached to the Free Writing
                                         Prospectus.

Exception to Representation 36

                 Loans                            Description of Exception

22 Sherwood Apartments                   There is a third-party (Northmarq) held
                                         Renovation Reserve ($7,339,920.00) that
                                         is not deposited with Wachovia.

32 Park Plaza Apartments                 There is a third-party (Northmarq) held
                                         Renovation Reserve ($3,736,656.00) that
                                         is not deposited with Wachovia.

Exception to Representation 39

                 Loans                            Description of Exception

81 Dynasty Pointe Apartments             Mortgagor owns fee title to all Units
                                         (Lots) (Parcel 1 in legal description
                                         in Mortgage) and has easement over
                                         common area (Parcel 2 in legal
                                         description in Mortgage). Estherbrook
                                         Homeowners Association executed the
                                         Mortgage to convey its fee interest in
                                         the common area of the PUD (Parcel 3 in
                                         the legal description in the Mortgage)
                                         of which the Property is a part, but is
                                         not a borrower.

Exceptions to Representation 40

                 Loans                            Description of Exception

1 Peter Cooper Village & Stuyvesant      The guarantor for the related Mortgage
  Town                                   Loan is not a natural person.
2 Five Times Square
3 350 Park Avenue
5 485 Lexington Avenue
6 One South Dearborn
8 Four Seasons Aviara Resort -
  Carlsbad, CA
12 One & Two Eldridge Place
25 Marshall B. Coyne Building
28 One Citizens Plaza
31 Sterling Regency
35 Grande Promenade
36 Waterstone At The Grove
42 Cameron Crossing
43 The Morgan Apartments
48 10950 Washington Boulevard
49 1620 Eye Street
51 Mandalay on the Lake Apartments
52 404 Fifth Avenue
53 Oak View Plaza
57 239 Greenwich Avenue
59 Camden Pool
60 Dardenne Town Square
63 Kleinwood Center
64 Stockton Industrial Park
65 Trails at Mount Moriah Apartments
68 Riverview Plaza
70 Waters Edge Apartments
71 Twin Oaks Pool
73 Sterling Bank Pool
74 Hidden Lake Apartments
76 1600 Parkwood
77 Charter One Office Property
80 Time Warner Building
82 Advance Auto Parts - Norton, MA
84 BJ's Wholesale Club - Miami, FL
85 Environmental Technologies
86 Silver Oak - Medical Office Building
88 The Exchange at Tucson
92 Casa Mediterrania Apartments
104 Colonial Shoppes College Parkway
105 Vineyard Marketplace Shopping Center
109 Paradise Foothills Apartments
116 Extra Space Storage - Inwood Road
117 Sterling University Providence
118 Extra Space Storage - Fort
    Washington, MD
119 Owensmouth Corporate Center
120 Castaic Town Center
126 Woodbridge Apartments
128 Santa Monica Physicians Center
131 Royal 400
138 Creekside Oaks
141 Military Crossing
147 174 Broadway
150 Metro Executive Park
152 Riverview Business Plaza
156 Southport Centre
159 Gateway Executive Center
160 Slauson Apartments
163 Vineyard Shopping Center
166 Murray Landing Shopping Center
173 Extra Space Storage - West Avenue
175 Rivergate Center II
180 Walgreens - Independence, MO
197 Extra Space Storage - Plain Street
203 Amelia Plaza
209 Indian Creek Crossing
211 Aspen Chase Apartments
219 Walgreens - Eureka, MO
221 Towne Square Retail Center
226 Gold's Gym - O'Fallon, IL
228 Walgreens - Morgantown, WV
230 Extra Space Storage - North Cave
    Creek Road
240 Lynnhaven Corporate Center I
241 Extra Space Storage - Charlotte Pike
242 Sunny Waters Mobile Home Park
248 Walgreens - Picayune, MS
255 Extra Space Storage - East 21st
    Street North
257 Extra Space Storage - Garland Road
258 CVS - Clinton, NY
263 Advance Auto Parts - Duluth, MN

2 Five Times Square                      There is no separate guarantor.
3 350 Park Avenue
45 Tyco International Building
52 404 Fifth Avenue
63 Kleinwood Center
141 Military Crossing
147 174 Broadway
163 Vineyard Shopping Center
166 Murray Landing Shopping Center

25 Marshall B. Coyne Building            The Mortgagor and additional guarantor
49 1620 Eye Street                       do not have liability under the
                                         environmental indemnity under the
                                         Mortgage and Environmental Indemnity
                                         Agreement provided that Mortgagor
                                         maintains an environmental insurance
                                         policy on the Mortgaged Property as set
                                         forth in the Mortgage. As of the
                                         closing date, the Mortgagor has
                                         procured an environmental insurance
                                         policy for the Mortgaged Property.
                                         Under certain circumstances as set
                                         forth in the Mortgage Loan documents,
                                         the Mortgagor and additional guarantor
                                         may have liability under the
                                         environmental indemnity in the Mortgage
                                         and under the Environmental Indemnity
                                         Agreement notwithstanding any
                                         environmental insurance policy on the
                                         Mortgaged Property.

65   Trails at Mount Moriah Apartments   The guarantor with respect to the
74   Hidden Lake Apartments              environmental indemnity for the related
76   1600 Parkwood                       Mortgage Loan is not a natural person.
120  Castaic Town Center
126  Woodbridge Apartments

133  The Bent Tree Apartments            There is no separate guarantor
                                         providing an environmental indemnity.

177  Hinesville Central                  Note and Guaranty impose personal
                                         liability under an additional
                                         non-recourse carve-out for: "(xi)
                                         failure to perform and complete all
                                         deferred maintenance and immediate
                                         repairs recommended in the Property
                                         Condition Report (as defined in the
                                         Security Instrument) within one hundred
                                         eighty (180) days from the date hereof,
                                         to the full extent of any losses,
                                         damages and expenses of Lender and/or
                                         any of its affiliates on account
                                         thereof."

211  Aspen Chase Apartments              The guarantor for the related Mortgage
                                         Loan is not a natural person. Liability
                                         is capped at $500,000.

Exceptions to Representation 42

                 Loans                            Description of Exception

6    One South Dearborn                  Mortgage Loan does not have Prepayment
                                         Premium or Yield Maintenance concepts.

Exceptions to Representation 43

1 Peter Cooper Village &                 Defeasance is through the beginning of
  Stuyvesant Town                        the open prepayment period only, not
                                         through the maturity date.

Exceptions to Representation 46

                 Loans                            Description of Exception

1 Peter Cooper Village &                 At any time during the period
  Stuyvesant Town                        commencing on the payment date in
                                         November 2011 and ending on the payment
                                         date in May 2013, Borrower shall have
                                         the one-time right to obtain additional
                                         financing secured by the Mortgaged
                                         Property, provided that the terms and
                                         conditions set forth in the loan
                                         documentation are satisfied.

25   Marshall B. Coyne Building          The Mortgaged Property is subject to a
49   1620 Eye Street                     second lien deed of trust and security
                                         agreement secured by the Mortgaged
                                         Property, which is subordinate the
                                         Mortgage. The holder of the second lien
                                         deed of trust entered into a
                                         subordination and standstill agreement
                                         at closing.

Exceptions to Representation 50

                 Loans                            Description of Exception

8    Four Seasons Aviara Resort -        Audited financial statements are not
     Carlsbad, CA                        required. They are to be certified
24   Deerfield Beach Shopping Center     public accountant reviewed financial
28   One Citizens Plaza                  statements certified by Mortgagor.
32   Park Plaza Apartments
42   Cameron Crossing
44   Hacienda de Las Palmas
48   10950 Washington Boulevard
50   Lakeridge East Apartment Complex
68   Riverview Plaza

19   Wildcat Self Storage Pool           Each Mortgage Loan has an original
34   Entrata di Paradiso Apartments      principal balance above $20,000,000 and
35   Grande Promenade                    the Mortgage Loan documents do not
36   Waterstone At The Grove             require audited annual financial
38   Marina Square                       statements.
46   1901 Newport Plaza
51   Mandalay on the Lake Apartments
57   239 Greenwich Avenue
60   Dardenne Town Square
61   Newport Village Apartments
65   Trails at Mount Moriah Apartments
70   Waters Edge Apartments
71   Twin Oaks Pool
74   Hidden Lake Apartments

25   Marshall B. Coyne Building          The Mortgagor is required to submit
49   1620 Eye Street                     quarterly operating statements for the
                                         first year of the loan term;
                                         thereafter, the Mortgagor is required
                                         to submit semi-annual operating
                                         statements and a rent roll.

37   Southern Center                     Audited financial statements only
                                         required after an Event of Default.

80 Time Warner Building                  The loan documents only provide for
180 Walgreens - Independence, MO         annual financial statements.
219  Walgreens - Eureka, MO

Exceptions to Representation 53(a)

                 Loans                            Description of Exception

129  Winslow Building                    The Ground Lease is not recorded. The
                                         fee estate is encumbered, however, and
                                         the Ground Lease is subordinated.

Exceptions to Representation 53(e)

                 Loans                            Description of Exception

179  Minuteman Apartments                The Ground Lease has been pre-paid in
                                         full and, per the terms of the Ground
                                         Lease, Landlord can not terminate the
                                         Ground Lease in the event of any
                                         default by Tenant (Mortgagor).

Exceptions to Representation 53(f)

                 Loans                            Description of Exception

179  Minuteman Apartments                The Ground Lease has been pre-paid in
                                         full and, per the terms of the Ground
                                         Lease, Landlord can not terminate the
                                         Ground Lease in the event of any
                                         default by Tenant (Mortgagor).

Exceptions to Representation 53(i)

                 Loans                            Description of Exception

28   One Citizens Plaza                  The Ground Lease provides that any sums
                                         paid under any insurance policy shall
                                         be paid over to tenant, unless required
                                         by any Leasehold Mortgage to be paid to
                                         a Leasehold Mortgagee.

43   The Morgan Apartments               The Ground Lease is silent as to
                                         condemnation relating to Lender's
                                         control of proceeds. Condemnation
                                         proceeds are to be used to restore the
                                         Mortgaged Property. Landlord has no
                                         right to insurance proceeds.

                                    EXHIBIT A

                             Mortgage Loan Schedule



Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   --------------------------------------------------------------
                   1                   2   Peter Cooper Village & Stuyvesant Town Pool(1)(2)
                1.01                       Stuyvesant Town
                1.02                       Peter Cooper Village
                   2                   1   Five Times Square(1)(3)
                   3                   1   350 Park Avenue
                   4                   1   State Street Financial Center(1)
                   5                   1   485 Lexington Avenue(1)(4)
                   6                   1   One South Dearborn
                   8                   1   Four Seasons Aviara Resort - Carlsbad, CA(5)
                   9                   1   Bank One Center
                  10                   1   9 West 57th Street
                  11                   1   New York Marriott at the Brooklyn Bridge
                  12                   1   One & Two Eldridge Place
                  13                   1   NJ Office Pool(6)
               13.01                       1255 Broad Street
               13.02                       72 Eagle Rock Avenue
               13.03                       99 Cherry Hill Road
               13.04                       119 Cherry Hill Road
                  14                   1   PNC Corporate Plaza
                  15                   1   1384 Broadway(7)
                  16                   1   Duane Reade - 661 Eighth Avenue, New York, NY
                  17                   1   818 West 7th Street
                  18                   1   Spring Mill Corporate Center
                  19                   1   Wildcat Self Storage Pool
               19.01                       211 Grove Street
               19.02                       4125 Hempstead Station Drive
               19.03                       4900 Franklin Avenue
               19.04                       5318 Fields Ertel Road
               19.05                       2201 Moellering Avenue
               19.06                       2140 Stapleton Court
               19.07                       4820 Trinity Church Road
               19.08                       8900 Rossash Road
               19.09                       7888 Wildcat Road
                  20                   1   Sealy C Pool
               20.01                       7402-7648 Reindeer Trail
               20.02                       520-524 Elmwood Park Boulevard
               20.03                       5405 Bandera Road
               20.04                       6565 Exchequer Drive
               20.05                       1700 Grandstand Drive
               20.06                       150 Teal Street
               20.07                       120 Mallard Street
               20.08                       11441 Industriplex Boulevard
               20.09                       11301 Industriplex Boulevard
               20.10                       107 Mallard Street
               20.11                       100 James Drive
               20.12                       7042 Alamo Downs Parkway
               20.13                       143 Mallard Street
               20.14                       150 Canvasback Drive
                  22                   2   Sherwood Apartments(9)
                  23                   1   NJ Industrial & Office Pool(6)
               23.01                       3 University Plaza
               23.02                       40 Cragwood Road
               23.03                       200 Forge Way
               23.04                       400 Forge Way
               23.05                       100 Forge Way
               23.06                       300 Forge Way
                  24                   1   Deerfield Beach Shopping Center
                  25                   1   Marshall B. Coyne Building(10)
                  26                   2   North Constitution Apartments
                  27                   1   The Aetna Building
                  28                   1   One Citizens Plaza
                  29                   1   Sealy B Pool
               29.01                       6735 Exchequer Drive
               29.02                       11955-11965 Lakeland Park Boulevard
               29.03                       11200 Industriplex Boulevard
               29.04                       150 James Drive East
               29.05                       115 Canvasback Drive
               29.06                       110 Widgeon Drive
               29.07                       125 James Drive West
               29.08                       190 James Drive East
               29.09                       161 James Drive West
               29.10                       125 Mallard Street
               29.11                       115 James Drive West
               29.12                       160 James Drive East
               29.13                       110 James Drive West
                  31                   1   Sterling Regency(11)
                  32                   2   Park Plaza Apartments(12)
                  33                   1   Eastland Center
                  34                   2   Entrata di Paradiso Apartments
                  35                   1   Grande Promenade
                  36                   2   Waterstone At The Grove(13)
                  37                   1   Southern Center
                  38                   1   Marina Square
                  39                   1   390 Fifth Avenue
                  40                   1   Concord Square Shopping Center
                  41                   1   Governor's Square(14)
                  42                   1   Cameron Crossing
                  43                   2   The Morgan Apartments
                  44                   1   Hacienda de Las Palmas
                  45                   1   Tyco International Building
                  46                   1   1901 Newport Plaza
                  47                   1   Buffalo TOPS Pool
               47.01                       Tops Plaza - Niagra Falls, NY
               47.02                       Tops Plaza - Springville, NY
               47.03                       Tops Plaza - Alden, NY
               47.04                       Tops Plaza - Medina, NY
                  48                   1   10950 Washington Boulevard
                  49                   1   1620 Eye Street(10)
                  50                   2   Lakeridge East Apartment Complex
                  51                   2   Mandalay on the Lake Apartments
                  52                   1   404 Fifth Avenue
                  53                   1   Oak View Plaza
                  54                   1   Hilton - Dedham, MA(15)
                  55                   1   Patriot Greenville Campus
                  56                   1   Mercedes-Benz Central Parts Warehouse
                  57                   1   239 Greenwich Avenue
                  59                   2   Camden Pool(16)
               59.01                       Camden Wyndham Apartments
               59.02                       Camden Crossing Apartments
                  60                   1   Dardenne Town Square
                  61                   2   Newport Village Apartments
                  63                   1   Kleinwood Center
                  64                   1   Stockton Industrial Park
                  65                   2   Trails at Mount Moriah Apartments
                  66                   1   North County Square - South
                  68                   1   Riverview Plaza
                  69                   2   Campus Lodge Apartments
                  70                   2   Waters Edge Apartments(10)
                  71                   1   Twin Oaks Pool
               71.01                       Twin Oaks II
               71.02                       Twin Oaks I
                  73                   1   Sterling Bank Pool
               73.01                       6895 Highway 6 North
               73.02                       15000 Northwest Freeway
               73.03                       6333 FM 1960 West
               73.04                       111 1960 East Bypass
               73.05                       16211 Space Center Boulevard
               73.06                       5006 Verde Valley Lane
               73.07                       414 West 19th Street
               73.08                       2201 Mangum Road
               73.09                       855 FM 1960 Road West
               73.10                       1500 Center Street
               73.11                       12727 East Freeway
               73.12                       338 South Cedar Ridge
               73.13                       12850 Bandero Road
               73.14                       8117 East Freeway
                  74                   2   Hidden Lake Apartments
                  75                   1   Hampton Inn - San Diego, CA
                  76                   1   1600 Parkwood
                  77                   1   Charter One Office Property
                  78                   1   Good Hope Shopping Center
                  80                   1   Time Warner Building
                  81                   2   Dynasty Point Apartments
                  82                   1   Advance Auto Parts - Norton, MA
                  83                   1   Southland Mall
                  84                   1   BJ's Wholesale Club - Miami, FL
                  85                   1   Environmental Technologies
                  86                   1   Silver Oak - Medical Office Building
                  88                   2   The Exchange at Tucson
                  90                   1   Parachute Apartments
                  91                   1   Berkshire Square
                  92                   2   Casa Mediterrania Apartments
                  93                   1   Manor Shopping Center
                  94                   2   Twin Pines Apartments(17)
                  95                   1   Delle Donne Corporate Center I
                  96                   1   Pines Plaza Shopping Center
                  99                   1   600 Sable Oaks Drive
                 100                   1   El Toro Square
                 101                   1   280 Fore Street Office Building
                 102                   1   Tyson's Pond II
                 103                   2   Hartland Apartments
                 104                   1   Colonial Shoppes College Parkway
                 105                   1   Vineyard Marketplace Shopping Center
                 108                   1   North County Square - North
                 109                   2   Paradise Foothills Apartments
                 110                   1   Peachtree Dunwoody GSA Building
                 111                   1   Three Davol Square
                 113                   1   Time & Temperature Building and Monument Square Parking Garage
                 115                   1   The Covenant Buildings
                 116                   1   Extra Space Storage - Inwood Road
                 117                   2   Sterling University Providence
                 118                   1   Extra Space Storage - Fort Washington, MD
                 119                   1   Owensmouth Corporate Center
                 120                   1   Castaic Town Center
                 121                   2   Winoka Manor Apartments
                 122                   1   Fifty West
                 123                   2   Arbor Park Apartments
                 126                   2   Woodbridge Apartments
                 128                   1   Santa Monica Physicians Center
                 129                   1   Winslow Building
                 131                   1   Royal 400
                 133                   2   The Bent Tree Apartments
                 134                   1   Belmont Self Storage Phase I
                 135                   1   Brandywine Corporate Center
                 136                   2   Dearborn Apartments
                 137                   2   Rosillo Creek
                 138                   1   Creekside Oaks
                 140                   1   Bernstein Pool
              140.01                       Bay Colony
              140.02                       Colony Center
                 141                   1   Military Crossing
                 143                   2   Gardner Street Apartments
                 144                   1   Huntsville Commons
                 145                   1   BMG Warehouse
                 146                   1   Cave Creek Marketplace(18)
                 147                   1   174 Broadway
                 148                   2   Palm Club Apartments
                 149                   1   Sardis Crossing Shopping Center
                 150                   1   Metro Executive Park
                 152                   1   Riverview Business Plaza
                 156                   1   Southport Centre
                 158                   1   Atrium Office Building
                 159                   1   Gateway Executive Center
                 160                   2   Slauson Apartments
                 161                   1   Ten Fortune Park
                 162                   2   2046 North Orleans Street
                 163                   1   Vineyard Shopping Center
                 165                   2   Graduate Court Pool
              165.01                       Graduate Court
              165.02                       Montebello Pointe
                 166                   1   Murray Landing Shopping Center
                 167                   1   Medical Two Building
                 168                   1   Coolidge Corner
                 169                   2   Prince George's Tower
                 170                   1   Reads Way Two
                 171                   1   Sandy Retail Center
                 173                   1   Extra Space Storage - West Avenue
                 174                   1   OB New Jersey Pool
              174.01                       Storage One
              174.02                       Harbor Mini Self Storage
                 175                   1   Rivergate Center II
                 177                   1   Hinesville Central
                 178                   1   Shoppes at Whiskey
                 179                   2   Minuteman Apartments
                 180                   1   Walgreens - Independence, MO
                 181                   2   Applewood Village Apartments
                 182                   1   Hampton Inn - Richland, WA(19)
                 184                   1   Lakeside at College Park
                 186                   1   Fairway Center
                 188                   1   2513-2515 South Holt Road
                 189                   1   1801 Purdy Avenue
                 191                   1   Belmont Self Storage Phase II
                 192                   1   Walgreens - Forest Hill, MD
                 193                   1   8 Winter Street
                 194                   1   6600 Building
                 197                   1   Extra Space Storage - Plain Street
                 198                   1   Holiday Inn - Charlottesville, VA(20)
                 199                   1   Superior Products Warehouse
                 203                   1   Amelia Plaza
                 204                   1   Citizens/Brooks Retail Center
                 205                   1   Walgreens - Hanover Township, PA
                 206                   1   Hilton Garden Inn - Sharonville, OH(21)
                 209                   1   Indian Creek Crossing
                 211                   2   Aspen Chase Apartments
                 218                   2   Virginia Village Apartments
                 219                   1   Walgreens - Eureka, MO
                 223                   1   Walgreens - Grandview, MO
                 224                   1   Walgreens - Richmond, VA
                 225                   1   Rivermont Shopping Center
                 226                   1   Gold's Gym - O'Fallon, IL
                 228                   1   Walgreens - Morgantown, WV
                 229                   1   Walgreens - Forks Township, PA
                 230                   1   Extra Space Storage - North Cave Creek Road
                 232                   1   Lyons Tech VI
                 236                   1   McClamroch Hall
                 239                   1   Microtel - Sandston, VA
                 240                   1   Lynnhaven Corporate Center I
                 241                   1   Extra Space Storage - Charlotte Pike
                 242                   1   Sunny Waters Mobile Home Park
                 243                   2   614-618 Hinman Avenue
                 248                   1   Walgreens - Picayune, MS
                 249                   1   Plaza Two at Wellington Green
                 250                   1   Country Inn and Suites - Albert Lea, MN
                 251                   1   Hilltop Plaza Shopping Center
                 252                   1   The North Ranch Medical Center(22)
                 253                   1   Kmart - Logan, UT
                 254                   1   Kmart - Spanish Fork, UT
                 255                   1   Extra Space Storage - East 21st Street North
                 257                   1   Extra Space Storage - Garland Road
                 258                   1   CVS - Clinton, NY
                 263                   1   Advance Auto Parts - Duluth, MN


Mortgage Loan Number   Address                                                            City
--------------------   ----------------------------------------------------------------   -------------------
                   1   Various                                                            New York
                1.01   317 Avenue C (General Management Office); Various Others           New York
                1.02   4 Peter Cooper Road (Security Office); Various Others              New York
                   2   Five Times Square                                                  New York
                   3   350 Park Avenue                                                    New York
                   4   One Lincoln Street                                                 Boston
                   5   485 Lexington Avenue                                               New York
                   6   1 South Dearborn Street                                            Chicago
                   8   7100 Four Seasons Point                                            Carlsbad
                   9   1717 Main Street                                                   Dallas
                  10   9 West 57th Street                                                 New York
                  11   333 Adams Street                                                   Brooklyn
                  12   757 and 777 North Eldridge Parkway                                 Houston
                  13   Various                                                            Various
               13.01   1255 Broad Street                                                  Clifton
               13.02   72 Eagle Rock Avenue                                               East Hanover
               13.03   99 Cherry Hill Road                                                Parsippany
               13.04   119 Cherry Hill Road                                               Parsippany
                  14   500 West Jefferson Street                                          Louisville
                  15   1384 Broadway                                                      New York
                  16   661 Eighth Avenue                                                  New York
                  17   818 West 7th Street                                                Los Angeles
                  18   1100 East Hector Street                                            Conshohocken
                  19   Various                                                            Various
               19.01   211 Grove Street                                                   Bloomfield Township
               19.02   4125 Hempstead Station Drive                                       Kettering
               19.03   4900 Franklin Avenue                                               Norwood
               19.04   5318 Fields Ertel Road                                             Cincinnati
               19.05   2201 Moellering Avenue                                             Cincinnati
               19.06   2140 Stapleton Court                                               Forest Park
               19.07   4820 Trinity Church Road                                           Dayton
               19.08   8900 Rossash Road                                                  Cincinnati
               19.09   7888 Wildcat Road                                                  Dayton
                  20   Various                                                            Various
               20.01   7402-7648 Reindeer Trail                                           San Antonio
               20.02   520-524 Elmwood Park Boulevard                                     Harahan
               20.03   5405 Bandera Road                                                  Leon Valley
               20.04   6565 Exchequer Drive                                               Baton Rouge
               20.05   1700 Grandstand Drive                                              San Antonio
               20.06   150 Teal Street                                                    New Orleans
               20.07   120 Mallard Street                                                 New Orleans
               20.08   11441 Industriplex Boulevard                                       Baton Rouge
               20.09   11301 Industriplex Boulevard                                       Baton Rouge
               20.10   107 Mallard Street                                                 New Orleans
               20.11   100 James Drive                                                    New Orleans
               20.12   7042 Alamo Downs Parkway                                           San Antonio
               20.13   143 Mallard Street                                                 New Orleans
               20.14   150 Canvasback Drive                                               New Orleans
                  22   14500 McNab Avenue                                                 Bellflower
                  23   Various                                                            Various
               23.01   3 University Plaza                                                 Hackensack
               23.02   40 Cragwood Road                                                   South Plainfield
               23.03   200 Forge Way                                                      Rockaway Township
               23.04   400 Forge Way                                                      Rockaway Township
               23.05   100 Forge Way                                                      Rockaway Township
               23.06   300 Forge Way                                                      Rockaway Township
                  24   3660-3990 WEST HILLSBORO BOULEVARD                                 Deerfield Beach
                  25   1156 15th Street NW                                                Washington
                  26   1 Fourteenth Street                                                Hoboken
                  27   841 Prudential Drive                                               Jacksonville
                  28   One Citizens Plaza                                                 Providence
                  29   Various                                                            Various
               29.01   6735 Exchequer Drive                                               Baton Rouge
               29.02   11955-11965 Lakeland Park Boulevard                                Baton Rouge
               29.03   11200 Industriplex Boulevard                                       Baton Rouge
               29.04   150 James Drive East                                               New Orleans
               29.05   115 Canvasback Drive                                               New Orleans
               29.06   110 Widgeon Drive                                                  New Orleans
               29.07   125 James Drive West                                               New Orleans
               29.08   190 James Drive East                                               New Orleans
               29.09   161 James Drive West                                               New Orleans
               29.10   125 Mallard Street                                                 New Orleans
               29.11   115 James Drive West                                               New Orleans
               29.12   160 James Drive East                                               New Orleans
               29.13   110 James Drive West                                               New Orleans
                  31   11000 & 9000 Regency Parkway                                       Cary
                  32   805 West Stevens Avenue                                            Santa Ana
                  33   18000 Vernier Road                                                 Harper Woods
                  34   2701 North Rainbow Boulevard                                       Las Vegas
                  35   230 East WT Harris Boulevard                                       Charlotte
                  36   9155 Central Avenue                                                Garden Grove
                  37   10101 Southern Boulevard                                           West Palm Beach
                  38   4700 - 4720 Lincoln Boulevard                                      Marina Del Ray
                  39   390 Fifth Avenue                                                   New York
                  40   4431-4441 Concord Pike                                             Wilmington
                  41   201-1101 Governor Place                                            Bear
                  42   1515-1787 North Central Expressway                                 McKinney
                  43   12000 Chase Crossing Circle                                        North Bethesda
                  44   24962 Calle Aragon                                                 Laguna Woods
                  45   260 Industrial Way West                                            Eatontown
                  46   1901 Newport Boulevard                                             Costa Mesa
                  47   Various                                                            Various
               47.01   810 & 1000 Portage Road                                            Niagara Falls
               47.02   US Highway 219 & Waverly Street                                    Springville
               47.03   12775 Broadway Street                                              Alden
               47.04   11200 Maple Ridge Road                                             Medina
                  48   10950 Washington Boulevard                                         Culver City
                  49   1620 Eye Street NW                                                 Washington
                  50   6002 - 6080 Plumas Street                                          Reno
                  51   692 Lake Carolyn Parkway                                           Irving
                  52   404 Fifth Avenue                                                   New York
                  53   3309-3139 Oak View Drive                                           Omaha
                  54   25 Allied Drive                                                    Dedham
                  55   2000 Wade Hampton Boulevard                                        Greenville
                  56   11146 Will Walker Road                                             Vance
                  57   239 Greenwich Avenue                                               Greenwich
                  59   Various                                                            Houston
               59.01   905 Cypress Station                                                Houston
               59.02   2475 Gray Falls                                                    Houston
                  60   7805-7959 Highway North                                            Dardenne Prairie
                  61   5601 North 37th Street                                             Tacoma
                  63   7312 Louetta Road                                                  Spring
                  64   1488-1625 Tillie Lewis Road                                        Stockton
                  65   3048 Moriah Trails                                                 Memphis
                  66   1711-1861 University Drive                                         Vista
                  68   16000, 16040, 16300 Christensen Road                               Tukwila
                  69   1800 Beaumont Drive                                                Norman
                  70   5000 Whitestone Lane                                               Plano
                  71   Various                                                            Norfolk
               71.01   5800 Lake Wright Drive                                             Norfolk
               71.02   5700 Lake Wright Drive                                             Norfolk
                  73   Various                                                            Various
               73.01   6895 Highway 6 North                                               Houston
               73.02   15000 Northwest Freeway                                            Houston
               73.03   6333 FM 1960 West                                                  Houston
               73.04   111 1960 East Bypass                                               Houston
               73.05   16211 Space Center Boulevard                                       Houston
               73.06   5006 Verde Valley Lane                                             Dallas
               73.07   414 West 19th Street                                               Houston
               73.08   2201 Mangum Road                                                   Houston
               73.09   855 FM 1960 Road West                                              Houston
               73.10   1500 Center Street                                                 Deer Park
               73.11   12727 East Freeway                                                 Houston
               73.12   338 South Cedar Ridge                                              Dallas
               73.13   12850 Bandero Road                                                 Helotes
               73.14   8117 East Freeway                                                  Houston
                  74   8910 North Loop 1604 West                                          San Antonio
                  75   5434 Kearny Mesa Road                                              San Diego
                  76   1600 Parkwood Circle                                               Atlanta
                  77   10561 Telegraph Road                                               Glen Allen
                  78   2845 Alabama Avenue, SE                                            Washington
                  80   1320 North Dr. Martin Luther King Jr. Drive                        Milwaukee
                  81   7612 Woodward Avenue                                               Woodridge
                  82   192 Mansfield Avenue                                               Norton
                  83   1215 Southland Mall                                                Memphis
                  84   16200 SW 88th Street                                               Miami
                  85   6750 Bryan Dairy Road                                              Pinellas Park
                  86   5900 Lake Wright Drive                                             Norfolk
                  88   2800 West Broadway Boulevard                                       Tucson
                  90   300 Decatur Street                                                 Richmond
                  91   1183 Berkshire Boulevard                                           Wyomissing
                  92   1043 Santo Antonio Drive                                           Colton
                  93   1234 Millersville Pike                                             Lancaster
                  94   2880 West Ball Road                                                Anaheim
                  95   1011 Centre Road                                                   Wilmington
                  96   11330-11360 PINES BOULEVARD                                        Pembroke Pines
                  99   600 Sable Oaks Drive                                               South Portland
                 100   24280-24400 Swartz Drive                                           Lake Forest
                 101   280 Fore Street                                                    Portland
                 102   1604 Spring Hill Road                                              Vienna
                 103   1616 West Snow Queen Place                                         Salt Lake City
                 104   7091 College Parkway                                               Fort Myers
                 105   5325 William D. Tate Avenue                                        Grapevine
                 108   1711-1861 University Drive                                         Vista
                 109   12231 North 19th Street                                            Phoenix
                 110   6655 Peachtree Dunwoody Road                                       Sandy Springs
                 111   Three Davol Square                                                 Providence
                 113   477-481 Congress Street; 22 Preble Street and 45 Brown Street      Portland
                 115   11330 Lakefield Drive                                              Duluth
                 116   12190 Inwood Road                                                  Dallas
                 117   3904 Buttonwood Drive                                              Columbia
                 118   9211 Livingston Road                                               Fort Washington
                 119   6800 Owensmouth Avenue                                             Canoga Park
                 120   27911-27977 Sloan Canyon Road                                      Castaic
                 121   156 East Pulaski Road                                              Huntington Station
                 122   8801 Folsom Boulevard                                              Sacramento
                 123   604 & 605 SE 121st Avenue                                          Vancouver
                 126   3500 Oakgate Drive                                                 San Antonio
                 128   1304 15th Street                                                   Santa Monica
                 129   10710 Ballantyne Corporate Place                                   Charlotte
                 131   3155, 3157 & 3159 Royal Drive                                      Alpharetta
                 133   4801 Gus Eckert Road                                               San Antonio
                 134   151 Industrial Road                                                San Carlos
                 135   650 Naamans Road                                                   Claymont
                 136   1430 & 1504 North Dearborn Street                                  Chicago
                 137   5239 Eisenhauer Road                                               San Antonio
                 138   1440, 1450, 1460, 1470 Maria Lane                                  Walnut Creek
                 140   Various                                                            Norcross
              140.01   6620 Bay Circle Drive                                              Norcross
              140.02   7000 Peachtree Industrial Boulevard; 3130 & 3150 Gateway Drive     Norcross
                 141   4801 Military Trail                                                Greenacres
                 143   75-90 Gardner Street                                               Boston
                 144   2250 Sparkman Drive                                                Huntsville
                 145   6550 East 30th Street                                              Indianapolis
                 146   20235 North Cave Creek Road                                        Phoenix
                 147   174 Broadway                                                       New York
                 148   111 South Palm Drive                                               Brunswick
                 149   1606-1727 Sardis Road North                                        Charlotte
                 150   10220-10240 North 31st Avenue                                      Phoenix
                 152   276, 296, 314, 334 Chester Street & 380, 264 Lafayette Road East   Saint Paul
                 156   4525 South Boulevard                                               Virginia Beach
                 158   1295 Bandana Boulevard North                                       Saint Paul
                 159   1048 North 44th Street                                             Phoenix
                 160   4715 South Slauson Avenue                                          Los Angeles
                 161   3905 West Vincennes Road                                           Indianapolis
                 162   2046 North Orleans Street                                          Chicago
                 163   6615 Mahan Drive                                                   Tallahassee
                 165   Various                                                            Charlottesville
              165.01   304 14th Street NW                                                 Charlottesville
              165.02   106 Montebello Court                                               Charlottesville
                 166   2732 N. Lake Drive                                                 Irmo
                 167   15830 John J. Delaney Drive                                        Charlotte
                 168   1329-1337 Beacon Street & 256-258 Harvard Street                   Brookline
                 169   5902 31st Avenue                                                   Hyattsville
                 170   12 Reads Way                                                       New Castle Hundred
                 171   10585 South State Street                                           Sandy
                 173   1722 West Avenue J-8                                               Lancaster
                 174   Various                                                            Various
              174.01   6312 Black Horse Pike                                              Egg Harbor Township
              174.02   421 Route 9                                                        West Creek
                 175   4975 Lacrosse Road                                                 Charleston
                 177   751 West Oglethorpe Highway                                        Hinesville
                 178   161 South Aiken Lane                                               Aiken
                 179   1 April Lane                                                       Lexington
                 180   3915 South Nolan Road                                              Independence
                 181   4301-4537 West Ramsey Avenue                                       Greendale
                 182   486 Bradley Boulevard                                              Richland
                 184   8777 Purdue Road                                                   Indianapolis
                 186   9117 SW Oleson Road                                                Beaverton
                 188   2513-2515 South Holt Road                                          Indianapolis
                 189   1801 Purdy Avenue                                                  Miami
                 191   120 Industrial Road                                                Belmont
                 192   2016 Rock Spring Road                                              Forest Hill
                 193   4-10 Winter Street                                                 Boston
                 194   6600 SW 92nd Avenue                                                Beaverton
                 197   634 Plain Street                                                   Marshfield
                 198   1200 Fifth Street                                                  Charlottesville
                 199   1120 West 130th Street                                             Brunswick
                 203   1722 South 8th Street                                              Fernandina Beach
                 204   71-77 Lowell Road                                                  Hudson
                 205   2240 Schoenersville Road                                           Hanover Township
                 206   11149 Dowlin Drive                                                 Sharonville
                 209   4100-4112 Redan Road                                               Stone Mountain
                 211   615 Main Street                                                    Amherst
                 218   1645 Harding Drive                                                 Appleton
                 219   250 East 4th Street                                                Eureka
                 223   13000 US 71 Highway                                                Grandview
                 224   4845-4851 South Laburnum Avenue                                    Richmond
                 225   3600 Hixson Pike                                                   Chattanooga
                 226   1206 Central Park Drive                                            O'Fallon
                 228   897 Chestnut Ridge Road                                            Morgantown
                 229   1955 Sullivan Trail                                                Forks Township
                 230   15626 North Cave Creek Road                                        Phoenix
                 232   6855 Lyons Technology Circle                                       Coconut Creek
                 236   88 VilCom Circle                                                   Chapel Hill
                 239   6000 Audubon Drive                                                 Sandston
                 240   770 Lynnhaven Parkway                                              Virginia Beach
                 241   5845 Charlotte Pike                                                Nashville
                 242   242 and 252 Old Canterbury Turnpike                                Norwich
                 243   614-618 Hinman Avenue                                              Evanston
                 248   2209 Highway 11 North                                              Picayune
                 249   2515 State Road 7                                                  Wellington
                 250   2214 East Main Street                                              Albert Lea
                 251   2148-2150 East Midland Trail                                       Buena Vista
                 252   6345 East Bell Road                                                Scottsdale
                 253   1750 North Main Street                                             Logan
                 254   900 East Expressway Lane                                           Spanish Fork
                 255   5010 East 21st Street North                                        Wichita
                 257   10740 Garland Road                                                 Dallas
                 258   39 Meadow Street                                                   Clinton
                 263   5514 Grand Avenue                                                  Duluth


Mortgage Loan Number   State     Zip Code   County                 Cut-Off Date Loan Balance ($)
--------------------   -------   --------   --------------------   -----------------------------
                   1   NY        Various    New York                            1,500,000,000.00
                1.01   NY           10009   New York
                1.02   NY           10016   New York
                   2   NY           10036   New York                              536,000,000.00
                   3   NY           10022   New York                              430,000,000.00
                   4   MA           02111   Suffolk                               387,500,000.00
                   5   NY           10017   New York                              180,000,000.00
                   6   IL           60603   Cook                                  280,000,000.00
                   8   CA           92011   San Diego                             186,500,000.00
                   9   TX           75201   Dallas                                180,000,000.00
                  10   NY           10019   New York                              100,000,000.00
                  11   NY           11201   Kings                                  95,000,000.00
                  12   TX           77079   Harris                                 75,000,000.00
                  13   NJ        Various    Various                                62,118,000.00
               13.01   NJ           07013   Essex
               13.02   NJ           07936   Morris
               13.03   NJ           07054   Morris
               13.04   NJ           07054   Morris
                  14   KY           40202   Jefferson                              61,000,000.00
                  15   NY           10018   New York                               60,000,000.00
                  16   NY           10036   New York                               60,000,000.00
                  17   CA           90017   Los Angeles                            59,915,357.06
                  18   PA           19428   Montgomery                             57,100,000.00
                  19   Various   Various    Various                                53,200,000.00
               19.01   NJ           07003   Essex
               19.02   OH           45429   Montgomery
               19.03   OH           45212   Hamilton
               19.04   OH           45249   Warren
               19.05   OH           45214   Hamilton
               19.06   OH           45240   Hamilton
               19.07   OH           45415   Montgomery
               19.08   OH           45236   Hamilton
               19.09   OH           45424   Montgomery
                  20   Various   Various    Various                                53,025,000.00
               20.01   TX           78238   Bexar
               20.02   LA           70123   Jefferson
               20.03   TX           78238   Bexar
               20.04   LA           70809   East Baton Rouge
               20.05   TX           78238   Bexar
               20.06   LA           70087   Saint Charles
               20.07   LA           70087   Saint Charles
               20.08   LA           70809   East Baton Rouge
               20.09   LA           70809   East Baton Rouge
               20.10   LA           70087   Saint Charles
               20.11   LA           70087   Saint Charles
               20.12   TX           78238   Bexar
               20.13   LA           70087   Saint Charles
               20.14   LA           70087   Saint Charles
                  22   CA           90706   Los Angeles                            50,000,000.00
                  23   NJ        Various    Various                                48,552,000.00
               23.01   NJ           07601   Bergen
               23.02   NJ           08070   Middlesex
               23.03   NJ           07866   Morris
               23.04   NJ           07866   Morris
               23.05   NJ           07866   Morris
               23.06   NJ           07866   Morris
                  24   FL           33442   Broward                                48,500,000.00
                  25   DC           20005   District Of Columbia                   47,000,000.00
                  26   NJ           07030   Hudson                                 46,000,000.00
                  27   FL           32207   Duval                                  45,000,000.00
                  28   RI            2903   Providence                             43,500,000.00
                  29   LA        Various    Various                                42,960,000.00
               29.01   LA           70809   East Baton Rouge
               29.02   LA           70809   East Baton Rouge
               29.03   LA           70809   East Baton Rouge
               29.04   LA           70087   Saint Charles
               29.05   LA           70087   Saint Charles
               29.06   LA           70087   Saint Charles
               29.07   LA           70087   Saint Charles
               29.08   LA           70087   Saint Charles
               29.09   LA           70087   Saint Charles
               29.10   LA           70087   Saint Charles
               29.11   LA           70087   Saint Charles
               29.12   LA           70087   Saint Charles
               29.13   LA           70087   Saint Charles
                  31   NC           27518   Wake                                   40,373,000.00
                  32   CA           92707   Orange                                 40,000,000.00
                  33   MI           48225   Wayne                                  39,500,000.00
                  34   NV           89108   Clark                                  39,000,000.00
                  35   NC           28262   Mecklenburg                            38,525,000.00
                  36   CA           92844   Orange                                 38,000,000.00
                  37   FL           33411   Palm Beach                             37,500,000.00
                  38   CA           90292   Los Angeles                            36,000,000.00
                  39   NY           10018   New York                               35,000,000.00
                  40   DE           19803   New Castle                             35,000,000.00
                  41   DE           19701   New Castle                             34,320,000.00
                  42   TX           75070   Collin                                 33,500,000.00
                  43   MD           20852   Montgomery                             33,250,000.00
                  44   CA           92637   Orange                                 32,500,000.00
                  45   NJ           07724   Monmouth                               31,200,000.00
                  46   CA           92672   Orange                                 31,000,000.00
                  47   NY        Various    Various                                30,960,000.00
               47.01   NY           14301   Niagara
               47.02   NY           14141   Erie
               47.03   NY           14004   Erie
               47.04   NY           14103   Orleans
                  48   CA           90232   Los Angeles                            30,000,000.00
                  49   DC           20006   District Of Columbia                   30,000,000.00
                  50   NV           89519   Washoe                                 30,000,000.00
                  51   TX           75039   Dallas                                 29,250,000.00
                  52   NY           10018   New York                               28,000,000.00
                  53   NE           68144   Douglas                                27,500,000.00
                  54   MA           02026   Norfolk                                27,250,000.00
                  55   SC           29615   Greenville                             27,040,000.00
                  56   AL           35490   Tuscaloosa                             26,640,000.00
                  57   CT            6830   Fairfield                              26,000,000.00
                  59   TX        Various    Harris                                 24,100,000.00
               59.01   TX           77090   Harris
               59.02   TX           77077   Harris
                  60   MO           63366   St. Charles                            24,000,000.00
                  61   WA           98407   Pierce                                 24,000,000.00
                  63   TX           77379   Harris                                 23,640,000.00
                  64   CA           95206   San Joaquin                            23,000,000.00
                  65   TN           38115   Shelby                                 22,875,000.00
                  66   CA           92083   San Diego                              22,000,000.00
                  68   WA           98188   King                                   21,850,000.00
                  69   OK           73071   Cleveland                              21,000,000.00
                  70   TX           75024   Collin                                 20,650,000.00
                  71   VA           23502   Norfolk City                           20,160,000.00
               71.01   VA           23502   Norfolk City
               71.02   VA           23502   Norfolk City
                  73   TX        Various    Various                                19,900,000.00
               73.01   TX           77084   Harris
               73.02   TX           77049   Harris
               73.03   TX           77069   Harris
               73.04   TX           77338   Harris
               73.05   TX           77062   Harris
               73.06   TX           75254   Dallas
               73.07   TX           77008   Harris
               73.08   TX           77092   Harris
               73.09   TX           77090   Harris
               73.10   TX           77536   Harris
               73.11   TX           77015   Harris
               73.12   TX           75116   Dallas
               73.13   TX           78023   Bexar
               73.14   TX           77029   Harris
                  74   TX           78249   Bexar                                  19,218,000.00
                  75   CA           92111   San Diego                              19,157,047.62
                  76   GA           30339   Cobb                                   18,250,000.00
                  77   VA           23059   Henrico                                18,000,000.00
                  78   DC           20020   District Of Columbia                   18,000,000.00
                  80   WI           53212   Milwaukee                              17,500,000.00
                  81   IL           60517   Dupage                                 17,460,269.53
                  82   MA            2766   Bristol                                17,200,000.00
                  83   TN           38116   Shelby                                 16,964,202.00
                  84   FL           33196   Miami-Dade                             16,742,000.00
                  85   FL           33782   Pinellas                               16,200,000.00
                  86   VA           23502   Norfolk City                           16,200,000.00
                  88   AZ           85745   Pima                                   15,827,500.00
                  90   VA           23224   Richmond City                          15,135,863.13
                  91   PA           19601   Berks                                  15,100,000.00
                  92   CA           92324   San Bernardino                         15,000,000.00
                  93   PA           17603   Lancaster                              15,000,000.00
                  94   CA           92804   Orange                                 15,000,000.00
                  95   DE           19805   New Castle                             14,600,000.00
                  96   FL           33026   Broward                                14,100,000.00
                  99   ME           04106   Cumberland                             13,760,000.00
                 100   CA           92630   Orange                                 13,659,000.00
                 101   ME           04101   Cumberland                             13,600,000.00
                 102   VA           22182   Fairfax                                13,520,000.00
                 103   UT           84104   Salt Lake                              13,500,000.00
                 104   FL           33907   Lee                                    13,300,000.00
                 105   TX           76051   Tarrant                                13,160,000.00
                 108   CA           92083   San Diego                              13,000,000.00
                 109   AZ           85022   Maricopa                               13,000,000.00
                 110   GA           30328   Fulton                                 13,000,000.00
                 111   RI            2903   Providence                             12,450,000.00
                 113   ME            4101   Cumberland                             12,000,000.00
                 115   GA           30097   Fulton                                 11,750,000.00
                 116   TX           75244   Dallas                                 11,700,000.00
                 117   MO           65201   Boone                                  11,570,000.00
                 118   MD           20744   Prince Georges                         11,280,000.00
                 119   CA           91303   Los Angeles                            11,280,000.00
                 120   CA           91384   Los Angeles                            11,250,000.00
                 121   NY           11746   Suffolk                                11,200,000.00
                 122   CA           95826   Sacramento                             10,960,000.00
                 123   WA           98683   Clark                                  10,700,000.00
                 126   TX           78230   Bexar                                   9,750,000.00
                 128   CA           90404   Los Angeles                             9,500,000.00
                 129   NC           28277   Mecklenburg                             9,500,000.00
                 131   GA           30022   Fulton                                  9,400,000.00
                 133   TX           78240   Bexar                                   9,010,000.00
                 134   CA           94070   San Mateo                               9,000,000.00
                 135   DE           19703   New Castle                              9,000,000.00
                 136   IL           60610   Cook                                    9,000,000.00
                 137   TX           78218   Bexar                                   9,000,000.00
                 138   CA           94596   Contra Costa                            8,750,000.00
                 140   GA        Various    Gwinnett                                8,720,000.00
              140.01   GA           30071   Gwinnett
              140.02   GA           30071   Gwinnett
                 141   FL           33463   Palm Beach                              8,655,000.00
                 143   MA           02134   Suffolk                                 8,500,000.00
                 144   AL           35810   Madison                                 8,320,000.00
                 145   IN           46219   Marion                                  8,200,000.00
                 146   AZ           85024   Maricopa                                8,200,000.00
                 147   NY           10038   New York                                8,000,000.00
                 148   GA           31525   Glynn                                   8,000,000.00
                 149   NC           28270   Mecklenburg                             8,000,000.00
                 150   AZ           85051   Maricopa                                7,700,000.00
                 152   MN           55107   Ramsey                                  7,500,000.00
                 156   VA           23452   Virginia Beach City                     7,070,000.00
                 158   MN           55108   Ramsey                                  6,800,000.00
                 159   AZ           85008   Maricopa                                6,800,000.00
                 160   CA           90230   Los Angeles                             6,700,000.00
                 161   IN           46268   Marion                                  6,650,000.00
                 162   IL           60614   Cook                                    6,600,000.00
                 163   FL           32308   Leon                                    6,600,000.00
                 165   VA           22903   Charlottesville City                    6,400,000.00
              165.01   VA           22903   Charlottesville City
              165.02   VA           22903   Charlottesville City
                 166   SC           29212   Lexington                               6,330,000.00
                 167   NC           28277   Mecklenburg                             6,100,000.00
                 168   MA            2446   Norfolk                                 6,000,000.00
                 169   MD           20782   Prince Georges                          6,000,000.00
                 170   DE           19720   New Castle                              6,000,000.00
                 171   UT           84070   Salt Lake                               5,886,757.81
                 173   CA           93534   Los Angeles                             5,840,000.00
                 174   NJ        Various    Various                                 5,720,000.00
              174.01   NJ           08234   Atlantic
              174.02   NJ           08092   Ocean
                 175   SC           29406   Charleston                              5,679,000.00
                 177   GA           31313   Liberty                                 5,600,000.00
                 178   SC           29803   Aiken                                   5,600,000.00
                 179   MA            2324   Middlesex                               5,500,000.00
                 180   MO           64055   Jackson                                 5,410,000.00
                 181   WI           53129   Milwaukee                               5,400,000.00
                 182   WA           99352   Benton                                  5,389,618.44
                 184   IN           46268   Marion                                  5,350,000.00
                 186   OR           97223   Washington                              5,290,000.00
                 188   IN           46241   Marion                                  5,094,240.00
                 189   FL           33139   Miami-Dade                              5,000,000.00
                 191   CA           94070   San Mateo                               5,000,000.00
                 192   MD           21050   Harford                                 5,000,000.00
                 193   MA           02108   Suffolk                                 4,984,217.92
                 194   OR           97223   Washington                              4,960,000.00
                 197   MA           02050   Plymouth                                4,776,000.00
                 198   VA           22902   Albemarle                               4,612,440.45
                 199   OH           44212   Medina                                  4,475,000.00
                 203   FL           32034   Nassau                                  4,370,000.00
                 204   NH            3051   Hillsborough                            4,300,000.00
                 205   PA           18705   Northampton                             4,294,143.04
                 206   OH           45241   Hamilton                                4,286,703.76
                 209   GA           30083   De Kalb                                 4,080,000.00
                 211   MA            1002   Hampshire                               3,994,540.27
                 218   WI           54915   Calumet                                 3,840,000.00
                 219   MO           63025   Saint Louis                             3,840,000.00
                 223   MO           64030   Jackson                                 3,700,000.00
                 224   VA           23231   Henrico                                 3,700,000.00
                 225   TN           37415   Hamilton                                3,680,000.00
                 226   IL           62269   Saint Clair                             3,650,000.00
                 228   WV           26505   Monongalia                              3,563,000.00
                 229   PA           18040   Northampton                             3,495,232.71
                 230   AZ           85032   Maricopa                                3,440,000.00
                 232   FL           33073   Broward                                 3,300,000.00
                 236   NC           27514   Orange                                  3,223,732.15
                 239   VA           23150   Henrico                                 2,994,655.94
                 240   VA           23452   Virginia Beach City                     2,975,000.00
                 241   TN           37209   Davidson                                2,960,000.00
                 242   CT            6360   New London                              2,944,000.00
                 243   IL           60202   Cook                                    2,900,000.00
                 248   MS           39466   Pearl River                             2,766,000.00
                 249   FL           33414   Palm Beach                              2,725,000.00
                 250   MN           56007   Freeborn                                2,684,497.63
                 251   VA           24416   Buena Vista City                        2,634,103.71
                 252   AZ           85254   Maricopa                                2,620,000.00
                 253   UT           84341   Cache                                   2,392,481.74
                 254   UT           84660   Utah                                    2,392,481.74
                 255   KS           67208   Sedgwick                                2,154,000.00
                 257   TX           75218   Dallas                                  2,080,000.00
                 258   NY           13323   Oneida                                  1,983,000.00
                 263   MN           55807   Saint Louis                               860,000.00


Mortgage Loan Number   Monthly P&I Payments ($)   Grace Days   Mortgage Rate (%)    Number of Units   Unit of Measure
--------------------   ------------------------   ----------   -----------------    ---------------   ---------------
                   1   IO                                                 6.4340%            11,227   Units
                1.01                                                                          8,746   Units
                1.02                                                                          2,481   Units
                   2   IO                                                 5.4231%         1,101,779   Sq. Ft.
                   3   IO                                                 5.4820%           538,424   Sq. Ft.
                   4   IO                                                 5.6590%         1,024,998   Sq. Ft.
                   5   IO                                                 5.6080%           914,807   Sq. Ft.
                   6   IO                                                 6.1355%           841,498   Sq. Ft.
                   8   IO                                                 5.9400%               329   Rooms
                   9               1,052,337.70                           5.7670%         1,530,957   Sq. Ft.
                  10   IO                                                 5.4500%         1,393,200   Sq. Ft.
                  11                 547,773.61                           5.6400%               656   Rooms
                  12                 421,616.38                           5.4100%           518,746   Sq. Ft.
                  13   IO                                                 6.1700%           533,937   Sq. Ft.
               13.01                                                                        198,818   Sq. Ft.
               13.02                                                                        146,448   Sq. Ft.
               13.03                                                                         93,411   Sq. Ft.
               13.04                                                                         95,260   Sq. Ft.
                  14                 365,561.90                           5.9958%           581,430   Sq. Ft.
                  15                 348,240.26                           5.7000%           203,767   Sq. Ft.
                  16   IO                                                 5.8500%            12,800   Sq. Ft.
                  17                 338,042.94                           5.4300%           377,400   Sq. Ft.
                  18                 335,399.69                           5.8100%           620,531   Sq. Ft.
                  19   IO                                                 5.7000%           797,232   Sq. Ft.
               19.01                                                                         82,240   Sq. Ft.
               19.02                                                                         89,575   Sq. Ft.
               19.03                                                                        104,335   Sq. Ft.
               19.04                                                                         92,326   Sq. Ft.
               19.05                                                                         94,547   Sq. Ft.
               19.06                                                                        106,265   Sq. Ft.
               19.07                                                                         79,200   Sq. Ft.
               19.08                                                                         76,489   Sq. Ft.
               19.09                                                                         72,255   Sq. Ft.
                  20                 312,139.54                           5.8300%         1,006,752   Sq. Ft.
               20.01                                                                        251,125   Sq. Ft.
               20.02                                                                        102,209   Sq. Ft.
               20.03                                                                        145,394   Sq. Ft.
               20.04                                                                        108,800   Sq. Ft.
               20.05                                                                         59,754   Sq. Ft.
               20.06                                                                         53,544   Sq. Ft.
               20.07                                                                         53,520   Sq. Ft.
               20.08                                                                         35,596   Sq. Ft.
               20.09                                                                         38,396   Sq. Ft.
               20.10                                                                         23,436   Sq. Ft.
               20.11                                                                         43,055   Sq. Ft.
               20.12                                                                         27,987   Sq. Ft.
               20.13                                                                         23,436   Sq. Ft.
               20.14                                                                         40,500   Sq. Ft.
                  22   IO                                                 5.6700%               297   Units
                  23   IO                                                 6.2700%           543,952   Sq. Ft.
               23.01                                                                        223,687   Sq. Ft.
               23.02                                                                        130,793   Sq. Ft.
               23.03                                                                         72,118   Sq. Ft.
               23.04                                                                         73,000   Sq. Ft.
               23.05                                                                         20,154   Sq. Ft.
               23.06                                                                         24,200   Sq. Ft.
                  24   IO                                                 5.7700%           378,747   Sq. Ft.
                  25   IO                                  5              5.4850%           165,933   Sq. Ft.
                  26                 265,819.32                           5.6600%               138   Units
                  27   IO                                                 5.9900%           488,976   Sq. Ft.
                  28   IO                                                 5.7030%           224,089   Sq. Ft.
                  29                 252,890.42                           5.8300%           657,999   Sq. Ft.
               29.01                                                                        144,000   Sq. Ft.
               29.02                                                                         90,662   Sq. Ft.
               29.03                                                                         42,355   Sq. Ft.
               29.04                                                                         49,275   Sq. Ft.
               29.05                                                                         64,750   Sq. Ft.
               29.06                                                                         49,800   Sq. Ft.
               29.07                                                                         38,692   Sq. Ft.
               29.08                                                                         36,357   Sq. Ft.
               29.09                                                                         47,474   Sq. Ft.
               29.10                                                                         23,436   Sq. Ft.
               29.11                                                                         21,408   Sq. Ft.
               29.12                                                                         25,772   Sq. Ft.
               29.13                                                                         24,018   Sq. Ft.
                  31   IO                                                 5.5270%           372,355   Sq. Ft.
                  32   IO                                                 5.6600%               242   Units
                  33                 248,110.28                           6.4400%           632,536   Sq. Ft.
                  34   IO                                                 5.7300%               480   Units
                  35                 226,537.51                           5.8200%           202,742   Sq. Ft.
                  36   IO                                                 6.0000%               245   Units
                  37   IO                                                 6.3700%           285,611   Sq. Ft.
                  38   IO                                                 5.8400%            72,644   Sq. Ft.
                  39   IO                                                 5.5900%           135,000   Sq. Ft.
                  40                 196,754.31                           5.4100%           236,107   Sq. Ft.
                  41   IO                                                 5.7500%           272,804   Sq. Ft.
                  42                 192,527.75                           5.6100%           366,908   Sq. Ft.
                  43   IO                                                 5.8510%               127   Units
                  44                 190,487.82                           5.7900%               200   Beds
                  45                 181,926.11                           5.7425%           130,670   Sq. Ft.
                  46                 179,531.43                           5.6800%           140,098   Sq. Ft.
                  47                 176,759.94                           5.5500%           370,670   Sq. Ft.
               47.01                                                                        117,014   Sq. Ft.
               47.02                                                                        105,636   Sq. Ft.
               47.03                                                                         67,992   Sq. Ft.
               47.04                                                                         80,028   Sq. Ft.
                  48   IO                                                 5.9400%           159,267   Sq. Ft.
                  49   IO                                  5              5.4850%           108,338   Sq. Ft.
                  50   IO                                                 5.9900%               312   Units
                  51   IO                                                 5.8000%               367   Units
                  52                 160,742.11                           5.6000%            98,999   Sq. Ft.
                  53                 155,969.48                           5.4900%           177,303   Sq. Ft.
                  54                 169,025.50                           6.3200%               256   Rooms
                  55                 157,111.67                           5.7100%           348,442   Sq. Ft.
                  56                 152,431.06                           5.5700%           518,400   Sq. Ft.
                  57   IO                                                 5.4200%            31,929   Sq. Ft.
                  59   IO                                                 5.1800%               814   Units
               59.01                                                                            448   Units
               59.02                                                                            366   Units
                  60                 136,269.36                           5.5000%           153,791   Sq. Ft.
                  61   IO                                                 5.7300%               402   Units
                  63   IO                                                 5.5500%           153,963   Sq. Ft.
                  64                 133,783.75                           5.7200%           877,648   Sq. Ft.
                  65                 129,308.23                           5.4600%               630   Units
                  66   IO                                                 5.3600%           103,059   Sq. Ft.
                  68   IO                                                 5.8800%           171,157   Sq. Ft.
                  69   IO                                                 5.7900%               192   Units
                  70                 122,945.55                           5.4350%               300   Units
                  71   IO                                                 5.5500%           166,725   Sq. Ft.
               71.01                                                                         84,749   Sq. Ft.
               71.02                                                                         81,976   Sq. Ft.
                  73   IO                                                 5.5650%           120,793   Sq. Ft.
               73.01                                                                          6,130   Sq. Ft.
               73.02                                                                         34,776   Sq. Ft.
               73.03                                                                          7,433   Sq. Ft.
               73.04                                                                          7,568   Sq. Ft.
               73.05                                                                          7,651   Sq. Ft.
               73.06                                                                          6,500   Sq. Ft.
               73.07                                                                          6,309   Sq. Ft.
               73.08                                                                         13,522   Sq. Ft.
               73.09                                                                          5,306   Sq. Ft.
               73.10                                                                          2,600   Sq. Ft.
               73.11                                                                          3,180   Sq. Ft.
               73.12                                                                          6,403   Sq. Ft.
               73.13                                                                          2,615   Sq. Ft.
               73.14                                                                         10,800   Sq. Ft.
                  74   IO                                                 5.3400%               380   Units
                  75                 112,534.35                           5.7900%               147   Rooms
                  76                 105,946.21                           5.7020%           151,141   Sq. Ft.
                  77                 104,266.85                           5.6820%           163,920   Sq. Ft.
                  78   IO                                                 5.7900%            97,113   Sq. Ft.
                  80   IO                                                 5.5500%           154,849   Sq. Ft.
                  81                 101,570.07                           5.7000%               270   Units
                  82   IO                                                 5.8000%           347,500   Sq. Ft.
                  83                 103,678.87                           6.1600%           219,934   Sq. Ft.
                  84   IO                                                 5.5700%           113,000   Sq. Ft.
                  85   IO                                                 5.4800%           307,275   Sq. Ft.
                  86   IO                                                 5.8100%            78,261   Sq. Ft.
                  88   IO                                                 5.9200%               188   Units
                  90                  88,510.05                           5.7300%           156,264   Sq. Ft.
                  91                  90,144.17            5              5.9600%           112,119   Sq. Ft.
                  92   IO                                                 5.4200%               200   Units
                  93   IO                                                 5.7300%           242,852   Sq. Ft.
                  94   IO                                                 5.6600%               115   Units
                  95                  82,988.82                           5.5100%            89,427   Sq. Ft.
                  96   IO                                                 5.8300%            68,170   Sq. Ft.
                  99   IO                                                 5.8300%            97,376   Sq. Ft.
                 100   IO                                                 5.5400%            49,750   Sq. Ft.
                 101                  79,885.04                           5.8100%            69,979   Sq. Ft.
                 102   IO                                                 5.8700%            66,106   Sq. Ft.
                 103   IO                                                 5.6700%               300   Units
                 104                  78,292.43                           5.8300%            78,879   Sq. Ft.
                 105                  76,464.11                           5.7100%           121,228   Sq. Ft.
                 108   IO                                                 5.3600%            71,286   Sq. Ft.
                 109   IO                                                 6.1100%               180   Units
                 110   IO                                                 5.4000%            99,134   Sq. Ft.
                 111   IO                                                 5.6300%           113,867   Sq. Ft.
                 113                  70,502.09                           5.8120%           150,991   Sq. Ft.
                 115                  70,976.86                           6.0700%           111,643   Sq. Ft.
                 116                  67,906.85                           5.7000%            84,050   Sq. Ft.
                 117   IO                                                 6.0100%               138   Units
                 118   IO                                                 5.7600%            70,195   Sq. Ft.
                 119   IO                                                 6.0000%            76,921   Sq. Ft.
                 120                  67,377.12                           5.9900%            40,055   Sq. Ft.
                 121   IO                                                 5.7000%               100   Units
                 122   IO                                                 5.8800%            72,539   Sq. Ft.
                 123   IO                                                 5.9700%               166   Units
                 126                  54,202.77                           5.3100%               253   Units
                 128                  56,165.73                           5.8700%            36,765   Sq. Ft.
                 129   IO                                                 5.5100%            49,105   Sq. Ft.
                 131                  57,085.00                           6.1200%           139,297   Sq. Ft.
                 133   IO                                                 5.5200%               272   Units
                 134                  51,157.49                           5.5100%            59,725   Sq. Ft.
                 135                  50,257.23                           5.3500%            73,911   Sq. Ft.
                 136   IO                                                 5.5300%               118   Units
                 137   IO                                                 6.1100%               192   Units
                 138   IO                                                 5.6500%            90,406   Sq. Ft.
                 140                  52,112.74                           5.9700%           120,965   Sq. Ft.
              140.01                                                                         52,968   Sq. Ft.
              140.02                                                                         67,997   Sq. Ft.
                 141   IO                                                 5.3900%            64,052   Sq. Ft.
                 143   IO                                                 5.6900%               112   Units
                 144                  48,394.82                           5.7200%            63,810   Sq. Ft.
                 145                  47,957.21                           5.7700%           590,022   Sq. Ft.
                 146   IO                                                 5.6100%            22,622   Sq. Ft.
                 147                  52,313.98                           6.8300%            15,388   Sq. Ft.
                 148   IO                                                 5.7900%               132   Units
                 149                  47,707.18                           5.9500%            80,962   Sq. Ft.
                 150   IO                                                 5.7200%            74,880   Sq. Ft.
                 152   IO                                                 5.7700%           199,305   Sq. Ft.
                 156   IO                                                 5.5500%            61,594   Sq. Ft.
                 158   IO                                                 5.8400%            87,865   Sq. Ft.
                 159                  40,202.84                           5.8700%            40,060   Sq. Ft.
                 160   IO                                                 5.7000%                72   Units
                 161                  39,061.44                           5.8100%           100,784   Sq. Ft.
                 162   IO                                                 5.6300%                70   Units
                 163   IO                                                 5.5500%            62,821   Sq. Ft.
                 165                  37,552.19                           5.8000%                34   Units
              165.01                                                                             27   Units
              165.02                                                                              7   Units
                 166   IO                                                 5.5500%            64,359   Sq. Ft.
                 167   IO                                  3              5.4800%            36,661   Sq. Ft.
                 168                  34,862.06                           5.7100%            10,489   Sq. Ft.
                 169   IO                                                 5.6700%                91   Units
                 170   IO                                                 5.5100%           106,878   Sq. Ft.
                 171                  34,505.80                           5.7700%            16,592   Sq. Ft.
                 173                  33,895.38                           5.7000%            67,808   Sq. Ft.
                 174   IO                                                 5.8500%            76,576   Sq. Ft.
              174.01                                                                         48,150   Sq. Ft.
              174.02                                                                         28,426   Sq. Ft.
                 175                  33,466.50                           5.8400%            71,711   Sq. Ft.
                 177   IO                                                 5.6600%            42,000   Sq. Ft.
                 178                  32,751.26                           5.7700%            40,000   Sq. Ft.
                 179                  31,817.54                           5.6700%                42   Units
                 180   IO                                                 5.9100%            15,120   Sq. Ft.
                 181                  33,777.32                           6.4000%                96   Units
                 182                  38,866.38                           6.0000%               130   Rooms
                 184                  31,425.37                           5.8100%            83,528   Sq. Ft.
                 186   IO                                                 6.1700%            46,879   Sq. Ft.
                 188                  29,116.60                           5.5600%           139,200   Sq. Ft.
                 189                  29,115.15                           5.7300%            18,704   Sq. Ft.
                 191                  28,420.83                           5.5100%            37,360   Sq. Ft.
                 192   IO                                                 5.8200%            14,820   Sq. Ft.
                 193                  29,115.15                           5.7300%            34,465   Sq. Ft.
                 194   IO                                                 6.1700%            38,256   Sq. Ft.
                 197                  27,719.92                           5.7000%            49,285   Sq. Ft.
                 198                  51,614.98                           5.7600%               130   Rooms
                 199                  26,200.23                           5.7800%           100,301   Sq. Ft.
                 203   IO                                                 6.0200%            91,727   Sq. Ft.
                 204                  24,739.65                           5.6200%            37,266   Sq. Ft.
                 205                  25,120.96                           5.7600%            15,120   Sq. Ft.
                 206                  27,495.06                           5.9200%                90   Rooms
                 209   IO                                                 6.0200%            63,650   Sq. Ft.
                 211                  23,317.51                           5.7400%                65   Units
                 218                  22,580.25                           5.8200%               120   Units
                 219   IO                                                 5.9100%            14,560   Sq. Ft.
                 223   IO                                                 5.4700%            14,490   Sq. Ft.
                 224                  21,474.82                           5.7000%            14,820   Sq. Ft.
                 225                  21,452.11                           5.7400%            73,481   Sq. Ft.
                 226   IO                                                 5.8300%            40,792   Sq. Ft.
                 228   IO                                                 5.2800%            16,218   Sq. Ft.
                 229                  20,447.29                           5.7600%            14,820   Sq. Ft.
                 230                  19,965.77                           5.7000%            48,235   Sq. Ft.
                 232                  19,510.20                           5.8700%            36,481   Sq. Ft.
                 236                  19,457.38                           6.0500%            34,311   Sq. Ft.
                 239                  19,274.06                           5.9700%               100   Rooms
                 240   IO                                                 5.5500%            30,845   Sq. Ft.
                 241                  17,179.85                           5.7000%            49,658   Sq. Ft.
                 242                  16,900.89                           5.6000%               121   Pads
                 243   IO                                                 5.6200%                25   Units
                 248   IO                                                 5.5300%            14,820   Sq. Ft.
                 249                  16,006.38                           5.8100%             9,600   Sq. Ft.
                 250                  17,528.41                           6.0800%                77   Rooms
                 251                  15,490.28                           5.8000%            37,450   Sq. Ft.
                 252                  15,123.58                           5.6500%             9,900   Sq. Ft.
                 253                  14,036.26                           5.7700%            97,100   Sq. Ft.
                 254                  14,036.26                           5.7700%            92,786   Sq. Ft.
                 255                  12,501.83                           5.7000%            49,940   Sq. Ft.
                 257                  12,072.33                           5.7000%            63,929   Sq. Ft.
                 258   IO                                                 5.7400%            10,055   Sq. Ft.
                 263   IO                                                 5.8700%             7,000   Sq. Ft.


Mortgage Loan Number   Original Term to Maturity or ARD (Mos.)   Remaining Term to Maturity or ARD (Mos.)
--------------------   ---------------------------------------   ----------------------------------------
                   1                                       120                                        117
                1.01
                1.02
                   2                                       120                                        120
                   3                                        60                                         58
                   4                                       120                                        118
                   5                                       120                                        119
                   6                                       120                                        118
                   8                                        60                                         59
                   9                                       120                                        118
                  10                                        60                                         59
                  11                                       120                                        118
                  12                                       120                                        118
                  13                                       120                                        119
               13.01
               13.02
               13.03
               13.04
                  14                                       120                                        120
                  15                                       120                                        118
                  16                                       120                                        118
                  17                                       120                                        119
                  18                                       120                                        118
                  19                                       120                                        119
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20                                       120                                        119
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22                                       120                                        119
                  23                                       120                                        119
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24                                       120                                        118
                  25                                       120                                        119
                  26                                       120                                        120
                  27                                        60                                         60
                  28                                        60                                         58
                  29                                       120                                        119
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31                                        60                                         58
                  32                                       120                                        117
                  33                                       120                                        115
                  34                                        60                                         59
                  35                                       120                                        118
                  36                                        60                                         58
                  37                                       120                                        119
                  38                                       120                                        118
                  39                                       120                                        117
                  40                                       120                                        117
                  41                                       120                                        119
                  42                                       120                                        119
                  43                                        60                                         58
                  44                                       120                                        119
                  45                                       120                                        118
                  46                                       120                                        118
                  47                                       120                                        119
               47.01
               47.02
               47.03
               47.04
                  48                                        60                                         59
                  49                                       120                                        119
                  50                                       120                                        117
                  51                                       120                                        118
                  52                                       120                                        118
                  53                                       120                                        118
                  54                                       120                                        117
                  55                                       120                                        118
                  56                                       120                                        118
                  57                                       120                                        119
                  59                                       120                                        118
               59.01
               59.02
                  60                                       120                                        118
                  61                                       120                                        117
                  63                                       120                                        118
                  64                                       120                                        118
                  65                                       120                                        118
                  66                                       120                                        119
                  68                                        60                                         58
                  69                                       120                                        117
                  70                                       120                                        115
                  71                                       120                                        119
               71.01
               71.02
                  73                                       120                                        118
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74                                       120                                        118
                  75                                       120                                        118
                  76                                       120                                        118
                  77                                       120                                        118
                  78                                       120                                        117
                  80                                       120                                        117
                  81                                       120                                        118
                  82                                       120                                        119
                  83                                        60                                         58
                  84                                       120                                        115
                  85                                       120                                        118
                  86                                       120                                        119
                  88                                       120                                        118
                  90                                       120                                        116
                  91                                       120                                        119
                  92                                       120                                        117
                  93                                       120                                        118
                  94                                       120                                        117
                  95                                       120                                        118
                  96                                       120                                        117
                  99                                       120                                        119
                 100                                       120                                        120
                 101                                       120                                        119
                 102                                       120                                        119
                 103                                       120                                        119
                 104                                       120                                        117
                 105                                       120                                        118
                 108                                       120                                        119
                 109                                        60                                         58
                 110                                        60                                         57
                 111                                       120                                        118
                 113                                       120                                        117
                 115                                       120                                        119
                 116                                       120                                        119
                 117                                       120                                        119
                 118                                        60                                         58
                 119                                        60                                         59
                 120                                       120                                        117
                 121                                        60                                         58
                 122                                       120                                        119
                 123                                        60                                         58
                 126                                       120                                        119
                 128                                       120                                        118
                 129                                       120                                        118
                 131                                       120                                        118
                 133                                       120                                        118
                 134                                       120                                        119
                 135                                       120                                        117
                 136                                       120                                        118
                 137                                        60                                         58
                 138                                       120                                        120
                 140                                       120                                        120
              140.01
              140.02
                 141                                        60                                         58
                 143                                       120                                        118
                 144                                       120                                        118
                 145                                       120                                        118
                 146                                       120                                        118
                 147                                       120                                        116
                 148                                       120                                        119
                 149                                       120                                        119
                 150                                        60                                         58
                 152                                       120                                        118
                 156                                       120                                        119
                 158                                       120                                        118
                 159                                       120                                        120
                 160                                       120                                        117
                 161                                       120                                        117
                 162                                       120                                        117
                 163                                       120                                        118
                 165                                       120                                        119
              165.01
              165.02
                 166                                       120                                        118
                 167                                       120                                        118
                 168                                       120                                        118
                 169                                       120                                        119
                 170                                        60                                         58
                 171                                       120                                        118
                 173                                       120                                        119
                 174                                       120                                        119
              174.01
              174.02
                 175                                        84                                         81
                 177                                       120                                        117
                 178                                       120                                        120
                 179                                       120                                        118
                 180                                       120                                        119
                 181                                       120                                        119
                 182                                       120                                        117
                 184                                       120                                        117
                 186                                        60                                         59
                 188                                       120                                        118
                 189                                       120                                        120
                 191                                       120                                        119
                 192                                       120                                        120
                 193                                        60                                         57
                 194                                        60                                         59
                 197                                       120                                        119
                 198                                       120                                        117
                 199                                       120                                        118
                 203                                        60                                         56
                 204                                       120                                        118
                 205                                       120                                        119
                 206                                       120                                        118
                 209                                        60                                         56
                 211                                       120                                        119
                 218                                       120                                        119
                 219                                       120                                        119
                 223                                       120                                        115
                 224                                       120                                        119
                 225                                       120                                        119
                 226                                       120                                        115
                 228                                       120                                        114
                 229                                       120                                        119
                 230                                       120                                        119
                 232                                       120                                        118
                 236                                       120                                        119
                 239                                       120                                        119
                 240                                       120                                        119
                 241                                       120                                        119
                 242                                       120                                        118
                 243                                       120                                        117
                 248                                       120                                        115
                 249                                       120                                        117
                 250                                       120                                        116
                 251                                       120                                        118
                 252                                       120                                        118
                 253                                       120                                        117
                 254                                       120                                        117
                 255                                       120                                        119
                 257                                       120                                        119
                 258                                       120                                        114
                 263                                       120                                        115


Mortgage Loan Number   Maturity Date or ARD   Original Amort Term (Mos.)   Remaining Amort Term (Mos.)   Ground Lease
--------------------   --------------------   --------------------------   ---------------------------   ------------
                   1   12/08/16               IO                           IO                            Fee
                1.01                                                                                     Fee
                1.02                                                                                     Fee
                   2   03/11/17               IO                           IO                            Leasehold
                   3   01/11/12               IO                           IO                            Fee
                   4   01/11/17               IO                           IO                            Fee
                   5   02/11/17               IO                           IO                            Fee
                   6   01/11/17               IO                           IO                            Fee
                   8   02/11/12               IO                           IO                            Fee
                   9   01/11/17                                      360                           360   Both
                  10   02/11/12               IO                           IO                            Fee
                  11   01/11/17                                      360                           360   Both
                  12   01/11/17                                      360                           360   Fee
                  13   02/11/17               IO                           IO                            Fee
               13.01                                                                                     Fee
               13.02                                                                                     Fee
               13.03                                                                                     Fee
               13.04                                                                                     Fee
                  14   03/11/17                                      360                           360   Fee
                  15   01/11/17                                      360                           360   Fee
                  16   01/11/17               IO                           IO                            Fee
                  17   02/11/17                                      360                           359   Fee
                  18   01/11/17                                      360                           360   Both
                  19   02/11/17               IO                           IO                            Fee
               19.01                                                                                     Fee
               19.02                                                                                     Fee
               19.03                                                                                     Fee
               19.04                                                                                     Fee
               19.05                                                                                     Fee
               19.06                                                                                     Fee
               19.07                                                                                     Fee
               19.08                                                                                     Fee
               19.09                                                                                     Fee
                  20   02/11/17                                      360                           360   Fee
               20.01                                                                                     Fee
               20.02                                                                                     Fee
               20.03                                                                                     Fee
               20.04                                                                                     Fee
               20.05                                                                                     Fee
               20.06                                                                                     Fee
               20.07                                                                                     Fee
               20.08                                                                                     Fee
               20.09                                                                                     Fee
               20.10                                                                                     Fee
               20.11                                                                                     Fee
               20.12                                                                                     Fee
               20.13                                                                                     Fee
               20.14                                                                                     Fee
                  22   02/11/17               IO                           IO                            Fee
                  23   02/11/17               IO                           IO                            Fee
               23.01                                                                                     Fee
               23.02                                                                                     Fee
               23.03                                                                                     Fee
               23.04                                                                                     Fee
               23.05                                                                                     Fee
               23.06                                                                                     Fee
                  24   01/11/17               IO                           IO                            Fee
                  25   02/11/17               IO                           IO                            Fee
                  26   03/11/17                                      360                           360   Fee
                  27   03/11/12               IO                           IO                            Fee
                  28   01/11/12               IO                           IO                            Leasehold
                  29   02/11/17                                      360                           360   Fee
               29.01                                                                                     Fee
               29.02                                                                                     Fee
               29.03                                                                                     Fee
               29.04                                                                                     Fee
               29.05                                                                                     Fee
               29.06                                                                                     Fee
               29.07                                                                                     Fee
               29.08                                                                                     Fee
               29.09                                                                                     Fee
               29.10                                                                                     Fee
               29.11                                                                                     Fee
               29.12                                                                                     Fee
               29.13                                                                                     Fee
                  31   01/11/12               IO                           IO                            Fee
                  32   12/11/16               IO                           IO                            Fee
                  33   10/11/16                                      360                           360   Fee
                  34   02/11/12               IO                           IO                            Fee
                  35   01/11/17                                      360                           360   Fee
                  36   01/11/12               IO                           IO                            Fee
                  37   02/11/17               IO                           IO                            Fee
                  38   01/11/17               IO                           IO                            Fee
                  39   12/11/16               IO                           IO                            Fee
                  40   12/11/16                                      360                           360   Fee
                  41   02/11/17               IO                           IO                            Fee
                  42   02/11/17                                      360                           360   Fee
                  43   01/11/12               IO                           IO                            Fee
                  44   02/11/17                                      360                           360   Fee
                  45   01/11/17                                      360                           360   Fee
                  46   01/11/17                                      360                           360   Fee
                  47   02/11/17                                      360                           360   Fee
               47.01                                                                                     Fee
               47.02                                                                                     Fee
               47.03                                                                                     Fee
               47.04                                                                                     Fee
                  48   02/11/12               IO                           IO                            Fee
                  49   02/11/17               IO                           IO                            Fee
                  50   12/11/16               IO                           IO                            Fee
                  51   01/11/17               IO                           IO                            Fee
                  52   01/11/17                                      360                           360   Fee
                  53   01/11/17                                      360                           360   Fee
                  54   12/11/16                                      360                           360   Fee
                  55   01/11/17                                      360                           360   Fee
                  56   01/11/17                                      360                           360   Both
                  57   02/11/17               IO                           IO                            Fee
                  59   01/11/17               IO                           IO                            Fee
               59.01                                                                                     Fee
               59.02                                                                                     Fee
                  60   01/11/17                                      360                           360   Fee
                  61   12/11/16               IO                           IO                            Fee
                  63   01/11/17               IO                           IO                            Fee
                  64   01/11/17                                      360                           360   Fee
                  65   01/11/17                                      360                           360   Fee
                  66   02/11/17               IO                           IO                            Fee
                  68   01/11/12               IO                           IO                            Fee
                  69   12/11/16               IO                           IO                            Fee
                  70   10/11/16                                      360                           360   Fee
                  71   02/11/17               IO                           IO                            Fee
               71.01                                                                                     Fee
               71.02                                                                                     Fee
                  73   01/11/17               IO                           IO                            Fee
               73.01                                                                                     Fee
               73.02                                                                                     Fee
               73.03                                                                                     Fee
               73.04                                                                                     Fee
               73.05                                                                                     Fee
               73.06                                                                                     Fee
               73.07                                                                                     Fee
               73.08                                                                                     Fee
               73.09                                                                                     Fee
               73.10                                                                                     Fee
               73.11                                                                                     Fee
               73.12                                                                                     Fee
               73.13                                                                                     Fee
               73.14                                                                                     Fee
                  74   01/11/17               IO                           IO                            Fee
                  75   01/11/17                                      360                           358   Both
                  76   01/11/17                                      360                           360   Fee
                  77   01/11/17                                      360                           360   Fee
                  78   12/11/16               IO                           IO                            Fee
                  80   12/11/16               IO                           IO                            Fee
                  81   01/11/17                                      360                           358   Fee
                  82   02/11/17               IO                           IO                            Fee
                  83   01/11/12                                      360                           358   Fee
                  84   10/11/16               IO                           IO                            Fee
                  85   01/11/17               IO                           IO                            Fee
                  86   02/11/17               IO                           IO                            Fee
                  88   01/11/17               IO                           IO                            Fee
                  90   11/11/16                                      360                           356   Fee
                  91   02/01/17                                      360                           360   Fee
                  92   12/11/16               IO                           IO                            Fee
                  93   01/11/17               IO                           IO                            Fee
                  94   12/11/16               IO                           IO                            Fee
                  95   01/11/17                                      360                           360   Fee
                  96   12/11/16               IO                           IO                            Fee
                  99   02/11/17               IO                           IO                            Fee
                 100   03/11/17               IO                           IO                            Fee
                 101   02/11/17                                      360                           360   Fee
                 102   02/11/17               IO                           IO                            Fee
                 103   02/11/17               IO                           IO                            Fee
                 104   12/11/16                                      360                           360   Fee
                 105   01/11/17                                      360                           360   Fee
                 108   02/11/17               IO                           IO                            Fee
                 109   01/11/12               IO                           IO                            Fee
                 110   12/11/11               IO                           IO                            Fee
                 111   01/11/17               IO                           IO                            Fee
                 113   12/11/16                                      360                           360   Fee
                 115   02/11/17                                      360                           360   Fee
                 116   02/11/17                                      360                           360   Fee
                 117   02/11/17               IO                           IO                            Fee
                 118   01/11/12               IO                           IO                            Fee
                 119   02/11/12               IO                           IO                            Fee
                 120   12/11/16                                      360                           360   Fee
                 121   01/11/12               IO                           IO                            Fee
                 122   02/11/17               IO                           IO                            Fee
                 123   01/11/12               IO                           IO                            Fee
                 126   02/11/17                                      360                           360   Fee
                 128   01/11/17                                      360                           360   Fee
                 129   01/11/17               IO                           IO                            Leasehold
                 131   01/11/17                                      360                           360   Fee
                 133   01/11/17               IO                           IO                            Fee
                 134   02/11/17                                      360                           360   Fee
                 135   12/11/16                                      360                           360   Fee
                 136   01/11/17               IO                           IO                            Fee
                 137   01/11/12               IO                           IO                            Fee
                 138   03/11/17               IO                           IO                            Leasehold
                 140   03/11/17                                      360                           360   Fee
              140.01                                                                                     Fee
              140.02                                                                                     Fee
                 141   01/11/12               IO                           IO                            Fee
                 143   01/11/17               IO                           IO                            Fee
                 144   01/11/17                                      360                           360   Fee
                 145   01/11/17                                      360                           360   Fee
                 146   01/11/17               IO                           IO                            Fee
                 147   11/11/16                                      360                           360   Fee
                 148   02/11/17               IO                           IO                            Fee
                 149   02/11/17                                      360                           360   Fee
                 150   01/11/12               IO                           IO                            Fee
                 152   01/11/17               IO                           IO                            Fee
                 156   02/11/17               IO                           IO                            Fee
                 158   01/11/17               IO                           IO                            Fee
                 159   03/11/17                                      360                           360   Fee
                 160   12/11/16               IO                           IO                            Fee
                 161   12/11/16                                      360                           360   Fee
                 162   12/11/16               IO                           IO                            Fee
                 163   01/11/17               IO                           IO                            Fee
                 165   02/11/17                                      360                           360   Fee
              165.01                                                                                     Fee
              165.02                                                                                     Fee
                 166   01/11/17               IO                           IO                            Fee
                 167   01/11/17               IO                           IO                            Fee
                 168   01/11/17                                      360                           360   Fee
                 169   02/11/17               IO                           IO                            Fee
                 170   01/11/12               IO                           IO                            Fee
                 171   01/11/17                                      360                           358   Fee
                 173   02/11/17                                      360                           360   Fee
                 174   02/11/17               IO                           IO                            Fee
              174.01                                                                                     Fee
              174.02                                                                                     Fee
                 175   12/11/13                                      360                           360   Fee
                 177   12/11/16               IO                           IO                            Fee
                 178   03/11/17                                      360                           360   Fee
                 179   01/11/17                                      360                           360   Both
                 180   02/11/17               IO                           IO                            Fee
                 181   02/11/17                                      360                           360   Fee
                 182   12/11/16                                      240                           237   Fee
                 184   12/11/16                                      360                           360   Fee
                 186   02/11/12               IO                           IO                            Fee
                 188   01/11/17                                      360                           360   Fee
                 189   03/11/17                                      360                           360   Fee
                 191   02/11/17                                      360                           360   Fee
                 192   03/11/17               IO                           IO                            Fee
                 193   12/11/11                                      360                           357   Fee
                 194   02/11/12               IO                           IO                            Fee
                 197   02/11/17                                      360                           360   Fee
                 198   12/11/16                                      120                           117   Fee
                 199   01/11/17                                      360                           360   Fee
                 203   11/11/11               IO                           IO                            Fee
                 204   01/11/17                                      360                           360   Fee
                 205   02/11/17                                      360                           359   Fee
                 206   01/11/17                                      300                           298   Fee
                 209   11/11/11               IO                           IO                            Fee
                 211   02/11/17                                      360                           359   Fee
                 218   02/11/17                                      360                           360   Fee
                 219   02/11/17               IO                           IO                            Fee
                 223   10/11/16               IO                           IO                            Fee
                 224   02/11/17                                      360                           360   Fee
                 225   02/11/17                                      360                           360   Fee
                 226   10/11/16               IO                           IO                            Fee
                 228   09/11/16               IO                           IO                            Fee
                 229   02/11/17                                      360                           359   Fee
                 230   02/11/17                                      360                           360   Fee
                 232   01/11/17                                      360                           360   Fee
                 236   02/11/17                                      360                           359   Fee
                 239   02/11/17                                      300                           299   Fee
                 240   02/11/17               IO                           IO                            Fee
                 241   02/11/17                                      360                           360   Fee
                 242   01/11/17                                      360                           360   Fee
                 243   12/11/16               IO                           IO                            Fee
                 248   10/11/16               IO                           IO                            Fee
                 249   12/11/16                                      360                           360   Fee
                 250   11/11/16                                      300                           296   Fee
                 251   01/11/17                                      360                           358   Fee
                 252   01/11/17                                      360                           360   Fee
                 253   12/11/16                                      360                           357   Fee
                 254   12/11/16                                      360                           357   Fee
                 255   02/11/17                                      360                           360   Fee
                 257   02/11/17                                      360                           360   Fee
                 258   09/11/16               IO                           IO                            Fee
                 263   10/11/16               IO                           IO                            Fee


Mortgage Loan Number   Master Servicing Fee Rate    ARD Loan   Anticipated Repayment Date
--------------------   -------------------------    --------   --------------------------
                   1                     0.02000%   N
                1.01
                1.02
                   2                     0.02000%   N
                   3                     0.02000%   N
                   4                     0.02000%   N
                   5                     0.02000%   N
                   6                     0.02000%   N
                   8                     0.02000%   N
                   9                     0.02000%   N
                  10                     0.02000%   N
                  11                     0.02000%   N
                  12                     0.02000%   N
                  13                     0.02000%   N
               13.01
               13.02
               13.03
               13.04
                  14                     0.02000%   N
                  15                     0.02000%   N
                  16                     0.02000%   N
                  17                     0.02000%   N
                  18                     0.02000%   N
                  19                     0.02000%   N
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20                     0.02000%   N
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22                     0.03000%   N
                  23                     0.02000%   N
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24                     0.02000%   N
                  25                     0.02000%   N
                  26                     0.02000%   N
                  27                     0.02000%   N
                  28                     0.02000%   N
                  29                     0.02000%   N
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31                     0.02000%   N
                  32                     0.03000%   N
                  33                     0.02000%   N
                  34                     0.02000%   N
                  35                     0.02000%   N
                  36                     0.02000%   N
                  37                     0.02000%   N
                  38                     0.02000%   N
                  39                     0.02000%   N
                  40                     0.02000%   N
                  41                     0.02000%   N
                  42                     0.04500%   N
                  43                     0.02000%   N
                  44                     0.02000%   N
                  45                     0.02000%   N
                  46                     0.02000%   N
                  47                     0.02000%   N
               47.01
               47.02
               47.03
               47.04
                  48                     0.02000%   N
                  49                     0.02000%   N
                  50                     0.04000%   N
                  51                     0.02000%   Y          1/11/2017
                  52                     0.02000%   N
                  53                     0.02000%   N
                  54                     0.06000%   N
                  55                     0.02000%   N
                  56                     0.02000%   N
                  57                     0.02000%   N
                  59                     0.02000%   N
               59.01
               59.02
                  60                     0.06000%   N
                  61                     0.02000%   N
                  63                     0.02000%   N
                  64                     0.02000%   N
                  65                     0.02000%   N
                  66                     0.02000%   N
                  68                     0.02000%   N
                  69                     0.02000%   N
                  70                     0.02000%   N
                  71                     0.02000%   N
               71.01
               71.02
                  73                     0.02000%   N
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74                     0.02000%   N
                  75                     0.02000%   N
                  76                     0.02000%   N
                  77                     0.02000%   N
                  78                     0.02000%   N
                  80                     0.02000%   N
                  81                     0.02000%   N
                  82                     0.02000%   N
                  83                     0.02000%   N
                  84                     0.02000%   Y          10/11/2016
                  85                     0.02000%   N
                  86                     0.02000%   N
                  88                     0.02000%   Y          1/11/2017
                  90                     0.02000%   N
                  91                     0.02000%   N
                  92                     0.02000%   N
                  93                     0.02000%   N
                  94                     0.04000%   N
                  95                     0.02000%   N
                  96                     0.02000%   N
                  99                     0.02000%   N
                 100                     0.02000%   N
                 101                     0.02000%   N
                 102                     0.02000%   N
                 103                     0.02000%   N
                 104                     0.02000%   N
                 105                     0.02000%   N
                 108                     0.02000%   N
                 109                     0.02000%   N
                 110                     0.02000%   N
                 111                     0.02000%   N
                 113                     0.02000%   N
                 115                     0.02000%   N
                 116                     0.02000%   N
                 117                     0.02000%   Y          2/11/2017
                 118                     0.02000%   N
                 119                     0.02000%   N
                 120                     0.02000%   N
                 121                     0.02000%   N
                 122                     0.04000%   N
                 123                     0.02000%   N
                 126                     0.02000%   N
                 128                     0.02000%   Y          1/11/2017
                 129                     0.02000%   Y          1/11/2017
                 131                     0.02000%   N
                 133                     0.07000%   N
                 134                     0.02000%   N
                 135                     0.02000%   N
                 136                     0.02000%   N
                 137                     0.02000%   N
                 138                     0.07000%   N
                 140                     0.02000%   N
              140.01
              140.02
                 141                     0.02000%   N
                 143                     0.02000%   N
                 144                     0.02000%   N
                 145                     0.02000%   Y          1/11/2017
                 146                     0.07000%   N
                 147                     0.02000%   N
                 148                     0.07000%   N
                 149                     0.02000%   N
                 150                     0.02000%   N
                 152                     0.07000%   N
                 156                     0.02000%   N
                 158                     0.07000%   N
                 159                     0.02000%   N
                 160                     0.02000%   N
                 161                     0.07000%   N
                 162                     0.02000%   N
                 163                     0.02000%   N
                 165                     0.02000%   N
              165.01
              165.02
                 166                     0.02000%   N
                 167                     0.02000%   Y          1/11/2017
                 168                     0.02000%   N
                 169                     0.02000%   N
                 170                     0.02000%   N
                 171                     0.02000%   N
                 173                     0.02000%   N
                 174                     0.02000%   N
              174.01
              174.02
                 175                     0.02000%   N
                 177                     0.02000%   N
                 178                     0.02000%   N
                 179                     0.02000%   N
                 180                     0.02000%   Y          2/11/2017
                 181                     0.02000%   N
                 182                     0.02000%   N
                 184                     0.07000%   N
                 186                     0.02000%   N
                 188                     0.02000%   Y          1/11/2017
                 189                     0.02000%   N
                 191                     0.02000%   N
                 192                     0.02000%   N
                 193                     0.02000%   N
                 194                     0.02000%   N
                 197                     0.02000%   N
                 198                     0.02000%   N
                 199                     0.02000%   Y          1/11/2017
                 203                     0.02000%   N
                 204                     0.02000%   N
                 205                     0.02000%   Y          2/11/2017
                 206                     0.02000%   N
                 209                     0.02000%   N
                 211                     0.02000%   N
                 218                     0.02000%   N
                 219                     0.02000%   N
                 223                     0.02000%   Y          10/11/2016
                 224                     0.02000%   N
                 225                     0.02000%   N
                 226                     0.02000%   Y          10/11/2016
                 228                     0.02000%   Y          9/11/2016
                 229                     0.02000%   N
                 230                     0.02000%   N
                 232                     0.02000%   N
                 236                     0.02000%   N
                 239                     0.02000%   N
                 240                     0.02000%   N
                 241                     0.02000%   N
                 242                     0.02000%   N
                 243                     0.02000%   N
                 248                     0.02000%   Y          10/11/2016
                 249                     0.02000%   N
                 250                     0.02000%   N
                 251                     0.02000%   N
                 252                     0.07000%   N
                 253                     0.02000%   N
                 254                     0.02000%   N
                 255                     0.02000%   N
                 257                     0.02000%   N
                 258                     0.02000%   Y          9/11/2016
                 263                     0.02000%   Y          10/11/2016


Mortgage Loan Number   Additional Interest Rate                                        Loan Originator
--------------------   -------------------------------------------------------------   ---------------
                   1                                                                   Wachovia
                1.01
                1.02
                   2                                                                   Wachovia
                   3                                                                   Wachovia
                   4                                                                   Wachovia
                   5                                                                   Wachovia
                   6                                                                   Wachovia
                   8                                                                   Wachovia
                   9                                                                   Wachovia
                  10                                                                   Wachovia
                  11                                                                   Wachovia
                  12                                                                   Wachovia
                  13                                                                   Wachovia
               13.01
               13.02
               13.03
               13.04
                  14                                                                   Wachovia
                  15                                                                   Wachovia
                  16                                                                   Wachovia
                  17                                                                   Wachovia
                  18                                                                   Wachovia
                  19                                                                   Wachovia
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20                                                                   Wachovia
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22                                                                   Wachovia
                  23                                                                   Wachovia
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24                                                                   Wachovia
                  25                                                                   Wachovia
                  26                                                                   Wachovia
                  27                                                                   Wachovia
                  28                                                                   Wachovia
                  29                                                                   Wachovia
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31                                                                   Wachovia
                  32                                                                   Wachovia
                  33                                                                   Wachovia
                  34                                                                   Wachovia
                  35                                                                   Wachovia
                  36                                                                   Wachovia
                  37                                                                   Wachovia
                  38                                                                   Wachovia
                  39                                                                   Wachovia
                  40                                                                   Wachovia
                  41                                                                   Wachovia
                  42                                                                   Wachovia
                  43                                                                   Wachovia
                  44                                                                   Wachovia
                  45                                                                   Wachovia
                  46                                                                   Wachovia
                  47                                                                   Wachovia
               47.01
               47.02
               47.03
               47.04
                  48                                                                   Wachovia
                  49                                                                   Wachovia
                  50                                                                   Wachovia
                  51   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                  52                                                                   Wachovia
                  53                                                                   Wachovia
                  54                                                                   Wachovia
                  55                                                                   Wachovia
                  56                                                                   Wachovia
                  57                                                                   Wachovia
                  59                                                                   Wachovia
               59.01
               59.02
                  60                                                                   Wachovia
                  61                                                                   Wachovia
                  63                                                                   Wachovia
                  64                                                                   Wachovia
                  65                                                                   Wachovia
                  66                                                                   Wachovia
                  68                                                                   Wachovia
                  69                                                                   Wachovia
                  70                                                                   Wachovia
                  71                                                                   Wachovia
               71.01
               71.02
                  73                                                                   Wachovia
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74                                                                   Wachovia
                  75                                                                   Wachovia
                  76                                                                   Wachovia
                  77                                                                   Wachovia
                  78                                                                   Wachovia
                  80                                                                   Wachovia
                  81                                                                   Wachovia
                  82                                                                   Wachovia
                  83                                                                   Wachovia
                  84   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                  85                                                                   Wachovia
                  86                                                                   Wachovia
                  88   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                  90                                                                   Wachovia
                  91                                                                   Wachovia
                  92                                                                   Wachovia
                  93                                                                   Wachovia
                  94                                                                   Wachovia
                  95                                                                   Wachovia
                  96                                                                   Wachovia
                  99                                                                   Wachovia
                 100                                                                   Wachovia
                 101                                                                   Wachovia
                 102                                                                   Wachovia
                 103                                                                   Wachovia
                 104                                                                   Wachovia
                 105                                                                   Wachovia
                 108                                                                   Wachovia
                 109                                                                   Wachovia
                 110                                                                   Wachovia
                 111                                                                   Wachovia
                 113                                                                   Wachovia
                 115                                                                   Wachovia
                 116                                                                   Wachovia
                 117   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                 118                                                                   Wachovia
                 119                                                                   Wachovia
                 120                                                                   Wachovia
                 121                                                                   Wachovia
                 122                                                                   Wachovia
                 123                                                                   Wachovia
                 126                                                                   Wachovia
                 128   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                 129   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%   Wachovia
                 131                                                                   Wachovia
                 133                                                                   Wachovia
                 134                                                                   Wachovia
                 135                                                                   Wachovia
                 136                                                                   Wachovia
                 137                                                                   Wachovia
                 138                                                                   Wachovia
                 140                                                                   Wachovia
              140.01
              140.02
                 141                                                                   Wachovia
                 143                                                                   Wachovia
                 144                                                                   Wachovia
                 145   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%   Wachovia
                 146                                                                   Wachovia
                 147                                                                   Wachovia
                 148                                                                   Wachovia
                 149                                                                   Wachovia
                 150                                                                   Wachovia
                 152                                                                   Wachovia
                 156                                                                   Wachovia
                 158                                                                   Wachovia
                 159                                                                   Wachovia
                 160                                                                   Wachovia
                 161                                                                   Wachovia
                 162                                                                   Wachovia
                 163                                                                   Wachovia
                 165                                                                   Wachovia
              165.01
              165.02
                 166                                                                   Wachovia
                 167   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%   Wachovia
                 168                                                                   Wachovia
                 169                                                                   Wachovia
                 170                                                                   Wachovia
                 171                                                                   Wachovia
                 173                                                                   Wachovia
                 174                                                                   Wachovia
              174.01
              174.02
                 175                                                                   Wachovia
                 177                                                                   Wachovia
                 178                                                                   Wachovia
                 179                                                                   Wachovia
                 180   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                 181                                                                   Wachovia
                 182                                                                   Wachovia
                 184                                                                   Wachovia
                 186                                                                   Wachovia
                 188   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%   Wachovia
                 189                                                                   Wachovia
                 191                                                                   Wachovia
                 192                                                                   Wachovia
                 193                                                                   Wachovia
                 194                                                                   Wachovia
                 197                                                                   Wachovia
                 198                                                                   Wachovia
                 199   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%   Wachovia
                 203                                                                   Wachovia
                 204                                                                   Wachovia
                 205   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
                 206                                                                   Wachovia
                 209                                                                   Wachovia
                 211                                                                   Wachovia
                 218                                                                   Wachovia
                 219                                                                   Wachovia
                 223   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                 224                                                                   Wachovia
                 225                                                                   Wachovia
                 226   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                 228   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                 229                                                                   Wachovia
                 230                                                                   Wachovia
                 232                                                                   Wachovia
                 236                                                                   Wachovia
                 239                                                                   Wachovia
                 240                                                                   Wachovia
                 241                                                                   Wachovia
                 242                                                                   Wachovia
                 243                                                                   Wachovia
                 248   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                 249                                                                   Wachovia
                 250                                                                   Wachovia
                 251                                                                   Wachovia
                 252                                                                   Wachovia
                 253                                                                   Wachovia
                 254                                                                   Wachovia
                 255                                                                   Wachovia
                 257                                                                   Wachovia
                 258   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
                 263   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia


Mortgage Loan Number   Environmental Insurance   Cross Collateralized and Cross Defaulted Loan Flag
--------------------   -----------------------   --------------------------------------------------
                   1   Y
                1.01   Y
                1.02   Y
                   2   N
                   3   N
                   4   N
                   5   N
                   6   N
                   8   N
                   9   N
                  10   N
                  11   N
                  12   N
                  13   N
               13.01   N
               13.02   N
               13.03   N
               13.04   N
                  14   N
                  15   N
                  16   N
                  17   N
                  18   N
                  19   N
               19.01   N
               19.02   N
               19.03   N
               19.04   N
               19.05   N
               19.06   N
               19.07   N
               19.08   N
               19.09   N
                  20   N
               20.01   N
               20.02   N
               20.03   N
               20.04   N
               20.05   N
               20.06   N
               20.07   N
               20.08   N
               20.09   N
               20.10   N
               20.11   N
               20.12   N
               20.13   N
               20.14   N
                  22   N
                  23   N
               23.01   N
               23.02   N
               23.03   N
               23.04   N
               23.05   N
               23.06   N
                  24   N
                  25   N
                  26   N
                  27   N
                  28   N
                  29   N
               29.01   N
               29.02   N
               29.03   N
               29.04   N
               29.05   N
               29.06   N
               29.07   N
               29.08   N
               29.09   N
               29.10   N
               29.11   N
               29.12   N
               29.13   N
                  31   N
                  32   N
                  33   N
                  34   N
                  35   N
                  36   N
                  37   N
                  38   N
                  39   N
                  40   N
                  41   N
                  42   N
                  43   N
                  44   N
                  45   N
                  46   N
                  47   N
               47.01   N
               47.02   N
               47.03   N
               47.04   N
                  48   N
                  49   N
                  50   N
                  51   N
                  52   N
                  53   N
                  54   N
                  55   N
                  56   N
                  57   N
                  59   N
               59.01   N
               59.02   N
                  60   N
                  61   N
                  63   N                         MCW III Portfolio
                  64   N
                  65   N
                  66   N                         North County Square Portfolio
                  68   N
                  69   N
                  70   N
                  71   N
               71.01   N
               71.02   N
                  73   N
               73.01   N
               73.02   N
               73.03   N
               73.04   N
               73.05   N
               73.06   N
               73.07   N
               73.08   N
               73.09   N
               73.10   N
               73.11   N
               73.12   N
               73.13   N
               73.14   N
                  74   N
                  75   N
                  76   N
                  77   N
                  78   N
                  80   N
                  81   N
                  82   N
                  83   N
                  84   N
                  85   N
                  86   N
                  88   N
                  90   N
                  91   N
                  92   N
                  93   N
                  94   N
                  95   N
                  96   N
                  99   N
                 100   N
                 101   N
                 102   N
                 103   N
                 104   N
                 105   N
                 108   N                         North County Square Portfolio
                 109   N
                 110   N
                 111   N
                 113   N
                 115   N
                 116   N                         Extra Space Portfolio #7
                 117   N
                 118   N
                 119   N
                 120   N
                 121   N
                 122   N
                 123   N
                 126   N
                 128   N
                 129   N
                 131   N
                 133   N
                 134   N                         Belmont Self Storage Portfolio
                 135   N
                 136   N
                 137   N
                 138   N
                 140   N
              140.01   N
              140.02   N
                 141   N
                 143   N
                 144   N
                 145   N
                 146   N
                 147   N
                 148   N
                 149   N
                 150   N
                 152   N
                 156   N
                 158   N
                 159   N
                 160   N
                 161   N                         Indianapolis Office Portfolio
                 162   N
                 163   N                         MCW III Portfolio
                 165   N
              165.01   N
              165.02   N
                 166   N                         MCW III Portfolio
                 167   N
                 168   N
                 169   N
                 170   N
                 171   N
                 173   N                         Extra Space Portfolio #7
                 174   N
              174.01   N
              174.02   N
                 175   N
                 177   N
                 178   N
                 179   N
                 180   N                         Walgreens Monroe Portfolio
                 181   N
                 182   N
                 184   N                         Indianapolis Office Portfolio
                 186   N
                 188   N
                 189   N
                 191   N                         Belmont Self Storage Portfolio
                 192   N
                 193   N
                 194   N
                 197   N                         Extra Space Portfolio #7
                 198   N
                 199   N
                 203   N
                 204   N
                 205   N
                 206   N
                 209   N
                 211   N
                 218   N
                 219   N                         Walgreens Monroe Portfolio
                 223   N
                 224   N
                 225   N
                 226   N                         Cole Retail Portfolio
                 228   N
                 229   N
                 230   N                         Extra Space Portfolio #7
                 232   N
                 236   N
                 239   N
                 240   N
                 241   N                         Extra Space Portfolio #7
                 242   N
                 243   N
                 248   N                         Cole Retail Portfolio
                 249   N
                 250   N
                 251   N
                 252   N
                 253   N
                 254   N
                 255   N                         Extra Space Portfolio #7
                 257   N                         Extra Space Portfolio #7
                 258   N                         Cole Retail Portfolio
                 263   N


Mortgage Loan Number   Prepayment Provisions   Early Defeasance   Secured by LC   Interest Accrual Method   Lockbox
--------------------   ---------------------   ----------------   -------------   -----------------------   ---------
                   1   Y                       N                  N               Actual/360                Day 1
                1.01
                1.02
                   2   Y                       N                  N               Actual/360                Day 1
                   3   Y                       N                  N               Actual/360                Day 1
                   4   Y                       N                  N               Actual/360                Day 1
                   5   Y                       N                  N               Actual/360                Day 1
                   6   Y                       N                  N               Actual/360                Springing
                   8   N                       N                  N               Actual/360                Springing
                   9   Y                       N                  N               Actual/360                Day 1
                  10   Y                       N                  N               Actual/360
                  11   Y                       N                  N               Actual/360
                  12   Y                       N                  N               Actual/360                Day 1
                  13   Y                       N                  N               Actual/360                Day 1
               13.01
               13.02
               13.03
               13.04
                  14   Y                       N                  N               Actual/360                Day 1
                  15   Y                       N                  N               Actual/360                Day 1
                  16   Y                       N                  N               Actual/360                Day 1
                  17   Y                       N                  N               Actual/360
                  18   Y                       N                  Y               Actual/360                Day 1
                  19   Y                       N                  N               Actual/360
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20   Y                       N                  N               Actual/360                Day 1
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22   Y                       N                  N               Actual/360                Springing
                  23   Y                       N                  N               Actual/360                Day 1
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24   Y                       N                  Y               Actual/360                Day 1
                  25   Y                       N                  N               Actual/360
                  26   Y                       N                  N               Actual/360                Day 1
                  27   Y                       N                  Y               Actual/360
                  28   Y                       N                  N               Actual/360                Day 1
                  29   Y                       N                  N               Actual/360                Day 1
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31   N                       N                  N               Actual/360                Day 1
                  32   Y                       N                  N               Actual/360                Springing
                  33   Y                       N                  N               Actual/360                Day 1
                  34   N                       N                  N               Actual/360
                  35   Y                       N                  N               Actual/360                Springing
                  36   N                       N                  N               Actual/360
                  37   Y                       N                  Y               Actual/360
                  38   Y                       N                  N               Actual/360                Day 1
                  39   Y                       N                  N               Actual/360
                  40   Y                       N                  N               Actual/360
                  41   Y                       N                  N               Actual/360
                  42   Y                       N                  N               Actual/360                Springing
                  43   Y                       N                  N               Actual/360                Day 1
                  44   N                       N                  N               Actual/360
                  45   Y                       N                  N               Actual/360                Day 1
                  46   Y                       N                  N               Actual/360                Day 1
                  47   Y                       N                  N               Actual/360                Day 1
               47.01
               47.02
               47.03
               47.04
                  48   Y                       N                  N               Actual/360
                  49   Y                       N                  N               Actual/360
                  50   Y                       N                  N               Actual/360
                  51   N                       N                  N               Actual/360                Day 1
                  52   Y                       N                  N               Actual/360                Day 1
                  53   Y                       N                  N               Actual/360                Day 1
                  54   N                       N                  N               Actual/360
                  55   Y                       N                  N               Actual/360                Day 1
                  56   Y                       N                  N               Actual/360                Day 1
                  57   Y                       N                  N               Actual/360
                  59   Y                       N                  N               Actual/360
               59.01
               59.02
                  60   Y                       N                  N               Actual/360                Springing
                  61   N                       N                  N               Actual/360                Springing
                  63   Y                       N                  N               Actual/360
                  64   Y                       N                  N               Actual/360
                  65   Y                       N                  N               Actual/360                Springing
                  66   N                       N                  N               Actual/360
                  68   N                       N                  N               Actual/360
                  69   Y                       N                  Y               Actual/360
                  70   Y                       N                  N               Actual/360                Springing
                  71   Y                       N                  N               Actual/360
               71.01
               71.02
                  73   Y                       N                  N               Actual/360                Day 1
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74   Y                       N                  N               Actual/360
                  75   Y                       N                  N               Actual/360
                  76   Y                       N                  N               Actual/360                Springing
                  77   Y                       N                  N               Actual/360                Day 1
                  78   Y                       N                  N               Actual/360
                  80   Y                       N                  N               Actual/360                Day 1
                  81   Y                       N                  N               Actual/360
                  82   Y                       N                  Y               Actual/360                Day 1
                  83   Y                       N                  N               Actual/360                Day 1
                  84   Y                       N                  N               Actual/360                Springing
                  85   Y                       N                  N               Actual/360                Day 1
                  86   Y                       N                  N               Actual/360
                  88   N                       N                  N               Actual/360                Day 1
                  90   Y                       N                  N               Actual/360
                  91   Y                       N                  N               Actual/360
                  92   Y                       N                  N               Actual/360
                  93   Y                       N                  N               30/360
                  94   Y                       N                  N               Actual/360                Springing
                  95   Y                       N                  N               Actual/360
                  96   Y                       N                  N               Actual/360
                  99   Y                       N                  N               Actual/360
                 100   Y                       N                  N               Actual/360
                 101   Y                       N                  N               Actual/360
                 102   Y                       N                  N               Actual/360
                 103   N                       N                  N               Actual/360                Springing
                 104   Y                       N                  N               Actual/360
                 105   Y                       N                  N               Actual/360                Day 1
                 108   N                       N                  N               Actual/360
                 109   N                       N                  N               Actual/360                Springing
                 110   Y                       N                  Y               Actual/360
                 111   Y                       N                  N               Actual/360
                 113   Y                       N                  N               Actual/360                Day 1
                 115   Y                       N                  Y               Actual/360
                 116   N                       N                  N               Actual/360                Springing
                 117   N                       N                  N               Actual/360                Day 1
                 118   N                       N                  N               Actual/360                Springing
                 119   Y                       N                  N               Actual/360
                 120   Y                       N                  N               Actual/360                Springing
                 121   Y                       N                  N               Actual/360
                 122   N                       N                  N               Actual/360
                 123   N                       N                  N               Actual/360
                 126   Y                       N                  N               Actual/360                Springing
                 128   N                       N                  N               Actual/360                Springing
                 129   N                       N                  N               Actual/360                Springing
                 131   Y                       N                  N               Actual/360                Springing
                 133   Y                       N                  N               Actual/360
                 134   Y                       N                  N               Actual/360
                 135   Y                       N                  N               Actual/360
                 136   Y                       N                  N               Actual/360
                 137   Y                       N                  N               Actual/360
                 138   Y                       N                  N               Actual/360
                 140   Y                       N                  Y               Actual/360
              140.01
              140.02
                 141   Y                       N                  N               Actual/360
                 143   N                       N                  N               Actual/360                Springing
                 144   Y                       N                  N               Actual/360
                 145   Y                       N                  N               Actual/360                Springing
                 146   Y                       N                  N               Actual/360
                 147   Y                       N                  N               Actual/360                Day 1
                 148   Y                       N                  N               Actual/360
                 149   Y                       N                  N               Actual/360
                 150   N                       N                  N               Actual/360
                 152   Y                       N                  Y               Actual/360
                 156   Y                       N                  N               Actual/360
                 158   Y                       N                  N               Actual/360
                 159   Y                       N                  N               Actual/360
                 160   Y                       N                  N               Actual/360
                 161   Y                       N                  N               Actual/360
                 162   Y                       N                  N               Actual/360
                 163   Y                       N                  N               Actual/360
                 165   Y                       N                  N               Actual/360
              165.01
              165.02
                 166   Y                       N                  N               Actual/360
                 167   N                       N                  N               Actual/360                Springing
                 168   N                       N                  N               Actual/360                Springing
                 169   Y                       N                  N               Actual/360
                 170   Y                       N                  N               Actual/360                Day 1
                 171   Y                       N                  N               Actual/360
                 173   N                       N                  N               Actual/360                Springing
                 174   Y                       N                  N               Actual/360
              174.01
              174.02
                 175   N                       N                  N               Actual/360
                 177   Y                       N                  N               Actual/360
                 178   Y                       N                  N               Actual/360
                 179   N                       N                  N               Actual/360                Springing
                 180   Y                       N                  N               Actual/360                Springing
                 181   Y                       N                  N               Actual/360
                 182   Y                       N                  N               Actual/360
                 184   Y                       N                  Y               Actual/360
                 186   N                       N                  N               Actual/360
                 188   Y                       N                  N               Actual/360                Springing
                 189   Y                       N                  N               Actual/360
                 191   Y                       N                  N               Actual/360
                 192   Y                       N                  N               Actual/360
                 193   N                       N                  N               Actual/360                Springing
                 194   N                       N                  N               Actual/360
                 197   N                       N                  N               Actual/360                Springing
                 198   Y                       N                  N               Actual/360
                 199   Y                       N                  N               Actual/360                Springing
                 203   Y                       N                  N               Actual/360                Springing
                 204   Y                       N                  N               Actual/360
                 205   Y                       N                  N               Actual/360                Springing
                 206   Y                       N                  N               Actual/360
                 209   Y                       N                  N               Actual/360                Springing
                 211   Y                       N                  N               Actual/360
                 218   Y                       N                  N               Actual/360
                 219   Y                       N                  N               Actual/360
                 223   Y                       N                  N               Actual/360                Springing
                 224   Y                       N                  N               Actual/360
                 225   Y                       N                  N               Actual/360                Springing
                 226   Y                       N                  N               Actual/360                Springing
                 228   Y                       N                  N               Actual/360                Springing
                 229   Y                       N                  N               Actual/360
                 230   N                       N                  N               Actual/360                Springing
                 232   Y                       N                  Y               Actual/360
                 236   Y                       N                  N               Actual/360
                 239   Y                       N                  N               Actual/360
                 240   Y                       N                  N               Actual/360
                 241   N                       N                  N               Actual/360                Springing
                 242   Y                       N                  N               Actual/360
                 243   Y                       N                  N               Actual/360
                 248   Y                       N                  N               Actual/360                Springing
                 249   Y                       N                  N               Actual/360
                 250   N                       N                  N               Actual/360
                 251   N                       N                  N               Actual/360
                 252   Y                       N                  N               Actual/360
                 253   Y                       N                  N               Actual/360
                 254   Y                       N                  N               Actual/360
                 255   N                       N                  N               Actual/360                Springing
                 257   N                       N                  N               Actual/360                Springing
                 258   Y                       N                  N               Actual/360                Springing
                 263   Y                       N                  N               Actual/360                Springing


Mortgage Loan Number   Annual Deposit to Replacement Reserves   Initial Deposit to Capital Improvements Reserve
--------------------   --------------------------------------   -----------------------------------------------
                   1                                2,808,000
                1.01
                1.02
                   2                                   57,638
                   3
                   4                                                                                    190,000
                   5                                   91,481                                             7,875
                   6
                   8             3.0% of Yearly Gross Revenue
                   9                                  398,049
                  10
                  11
                  12
                  13
               13.01
               13.02
               13.03
               13.04
                  14                                   87,215
                  15                                   30,565
                  16
                  17                                   37,740
                  18                                  142,131                                            41,406
                  19                                   89,785
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20                                  151,013                                           843,241
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22                                   74,000                                            93,750
                  23
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24
                  25
                  26                                   38,400
                  27                                   53,787
                  28                                                                                      7,750
                  29                                   98,700                                           241,713
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31                                   63,300
                  32                                   60,750                                            72,331
                  33                                  126,507
                  34
                  35                                    8,126
                  36                                   28,510                                            25,500
                  37
                  38
                  39                                                                                      6,750
                  40
                  41                                   55,413
                  42                                   11,565                                            36,875
                  43                                   25,400
                  44                                   76,328
                  45
                  46                                   15,411
                  47                                   37,056
               47.01
               47.02
               47.03
               47.04
                  48                                   23,843
                  49
                  50                                   78,000
                  51                                   38,544
                  52                                   14,850
                  53                                   17,708
                  54                                  474,176                                            24,075
                  55                                   52,266                                            47,500
                  56
                  57                                    7,775                                             5,250
                  59                                  227,434                                            58,938
               59.01
               59.02
                  60                                    7,690
                  61                                                                                     27,613
                  63
                  64                                  201,859                                           300,000
                  65                                  157,500
                  66                                   10,308
                  68                                   32,192
                  69                                   99,072
                  70                                                                                    306,621
                  71                                   25,009                                            20,349
               71.01
               71.02
                  73
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74                                   85,500
                  75             4.0% of Yearly Gross Revenue
                  76                                   22,518                                             8,750
                  77                                   32,784
                  78
                  80                                   15,485
                  81                                   67,500
                  82
                  83                                   55,675
                  84
                  85
                  86                                    7,826
                  88                                   52,370
                  90                                   23,750
                  91                                   22,424
                  92                                   49,303                                           117,250
                  93                                                                                     28,858
                  94                                   28,750
                  95                                   17,933
                  96
                  99                                   17,528                                             7,813
                 100                                    5,472
                 101                                   10,413
                 102                                   12,560
                 103                                                                                    142,138
                 104
                 105                                   12,123
                 108                                    7,128
                 109                                   44,640
                 110                                   47,584
                 111                                   23,810
                 113                                                                                     27,525
                 115                                   16,746
                 116                                   10,344                                            22,500
                 117                                   21,360
                 118                                   14,177                                            10,563
                 119                                   17,128                                           198,988
                 120                                    4,002
                 121                                   20,700                                            19,085
                 122                                   18,860
                 123                                   34,362
                 126                                   63,250
                 128
                 129
                 131                                   28,041                                            46,875
                 133                                   68,000
                 134                                   15,333
                 135                                   14,798
                 136                                   29,500
                 137                                   48,000                                             5,625
                 138                                                                                     21,000
                 140                                   34,550
              140.01
              140.02
                 141
                 143
                 144                                    6,381
                 145                                   53,428
                 146                                    2,262
                 147                                 $0.15/SF                                           258,125
                 148                                   33,000
                 149                                   10,525
                 150
                 152                                   25,910
                 156                                    9,239
                 158                                   23,724
                 159                                    4,006
                 160                                   21,454
                 161                                   22,173
                 162                                   14,000
                 163
                 165                                   15,150
              165.01
              165.02
                 166
                 167
                 168
                 169                                   25,389                                           144,188
                 170                                   17,100
                 171                                      830                                            13,813
                 173                                   14,076
                 174                                    6,861
              174.01
              174.02
                 175                                                                                      3,188
                 177                                    4,200
                 178                                    4,000
                 179
                 180                                    1,512
                 181                                   27,456
                 182                                  120,640
                 184                                   21,717
                 186                                    5,152                                            87,816
                 188
                 189                                    2,620
                 191                                    9,533
                 192
                 193
                 194                                    3,443
                 197                                    4,932
                 198                                  123,600                                             5,625
                 199                                   10,030
                 203                                    8,256                                            36,600
                 204                                    3,727
                 205
                 206                                   42,968
                 209                                    9,548
                 211                                   16,250
                 218                                   30,000
                 219
                 223
                 224
                 225
                 226
                 228
                 229
                 230                                    5,616                                            63,125
                 232                                    3,648
                 236                                    3,431                                           225,000
                 239                                   40,800
                 240                                    5,861                                            14,939
                 241                                   19,908                                             7,500
                 242                                    3,630
                 243                                    6,250
                 248
                 249                                      960
                 250                                   36,620
                 251                                    4,119                                            10,625
                 252                                    1,881
                 253                                    4,855                                            28,125
                 254                                    4,639                                           295,000
                 255                                   47,352                                            27,750
                 257                                   13,440                                            14,688
                 258
                 263


Mortgage Loan Number   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   --------------------   ----------------------
                   1
                1.01
                1.02
                   2
                   3
                   4
                   5             10,173,115
                   6              5,299,298
                   8
                   9             15,000,000
                  10
                  11
                  12              4,519,899
                  13
               13.01
               13.02
               13.03
               13.04
                  14                741,715
                  15              4,000,000                       (8)
                  16
                  17                                              (8)
                  18              1,300,000
                  19
               19.01
               19.02
               19.03
               19.04
               19.05
               19.06
               19.07
               19.08
               19.09
                  20                                              (8)
               20.01
               20.02
               20.03
               20.04
               20.05
               20.06
               20.07
               20.08
               20.09
               20.10
               20.11
               20.12
               20.13
               20.14
                  22
                  23
               23.01
               23.02
               23.03
               23.04
               23.05
               23.06
                  24                650,000                       (8)
                  25
                  26
                  27
                  28                                              (8)
                  29                                              (8)
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
               29.13
                  31              2,819,000
                  32
                  33              3,000,000
                  34
                  35                750,000
                  36
                  37
                  38
                  39
                  40
                  41                                              (8)
                  42
                  43
                  44
                  45
                  46                300,000                       (8)
                  47                                              (8)
               47.01
               47.02
               47.03
               47.04
                  48                                              (8)
                  49
                  50
                  51
                  52                                              (8)
                  53                                              (8)
                  54
                  55              2,000,000
                  56
                  57
                  59
               59.01
               59.02
                  60
                  61
                  63
                  64                                              (8)
                  65
                  66
                  68                259,000
                  69
                  70
                  71                400,000                       (8)
               71.01
               71.02
                  73
               73.01
               73.02
               73.03
               73.04
               73.05
               73.06
               73.07
               73.08
               73.09
               73.10
               73.11
               73.12
               73.13
               73.14
                  74
                  75
                  76              1,650,000
                  77                                              (8)
                  78
                  80                                              (8)
                  81
                  82
                  83                                              (8)
                  84
                  85
                  86                475,000                       (8)
                  88
                  90
                  91                                              (8)
                  92
                  93
                  94
                  95                                              (8)
                  96                                              (8)
                  99                760,000                       (8)
                 100                 63,000
                 101                                              (8)
                 102                                              (8)
                 103
                 104                300,000                       (8)
                 105                                              (8)
                 108
                 109
                 110
                 111                250,000                       (8)
                 113              1,000,000
                 115
                 116
                 117
                 118
                 119                                              (8)
                 120                110,694                       (8)
                 121
                 122                650,000
                 123
                 126
                 128                300,000
                 129
                 131              1,500,000                       (8)
                 133
                 134
                 135                                              (8)
                 136
                 137
                 138
                 140
              140.01
              140.02
                 141
                 143
                 144                                              (8)
                 145                                              (8)
                 146                                              (8)
                 147                100,000                       (8)
                 148
                 149
                 150              1,286,000
                 152
                 156                200,000                       (8)
                 158                150,000                       (8)
                 159                 48,000                       (8)
                 160
                 161                400,000                       (8)
                 162
                 163
                 165
              165.01
              165.02
                 166
                 167
                 168
                 169
                 170
                 171
                 173
                 174
              174.01
              174.02
                 175                200,000
                 177                 42,000
                 178                                              (8)
                 179
                 180
                 181
                 182
                 184                                              (8)
                 186                                              (8)
                 188
                 189                200,000                       (8)
                 191
                 192
                 193
                 194                                              (8)
                 197
                 198
                 199                210,000
                 203                225,000
                 204                                              (8)
                 205
                 206
                 209
                 211
                 218
                 219
                 223
                 224
                 225                 75,000                       (8)
                 226
                 228
                 229
                 230
                 232                                              (8)
                 236                                              (8)
                 239
                 240                350,000
                 241
                 242
                 243
                 248
                 249                                              (8)
                 250
                 251
                 252                                              (8)
                 253
                 254
                 255
                 257
                 258
                 263


(1) Four Mortgage Loans (loan numbers 1, 2, 4 and 5), representing 34.6% of the mortgage pool (3 Mortgage Loans in Loan Group 1 or 22.1% and 1 Mortgage Loan in Loan Group 2 or 65.5%) are part of a split loan structure and the related pari passu companion loans are not included in the Trust Fund with respect to the Mortgage Loan, unless otherwise specified.

(2) The Peter Cooper Village & Stuyvesant Town Loan is part of a split loan structure that includes one or more pari passu companion loans that are not included in the Trust Fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV Ratios, DSC Ratio and Cut-Off Date Balance per unit are based on the aggregate indebtedness of or debt service on, as applicable, the related Mortgage Loan and the related pari passu companion loan, but not any related future pari passu companion loan.

(3) Annual deposit to replacement reserves is $57,638 through the first year, adjusted for CPI as of November 2006 thereafter.

(4) With respect to the 485 Lexington Avenue mortgage loan (loan number 5), representing 4.0% of the mortgage pool (5.6% of loan group 1), a 40% interest in the whole loan is being sold to the trust fund by Wachovia Bank, National Association, and a 30% interest in the whole loan is being sold to the trust fund by Column Financial, Inc. (the remaining 30% interest is held by Morgan Stanley Mortgage Capital, Inc.) Both mortgage loan sellers are credited with the mortgage loan but are only credited with their respective pro rata portion of that mortgage loan.

(5) Commencing March 11, 2007, the initial deposit to replacement reserves is $204,803 and 3.0% of yearly gross revenues thereafter.

(6) With respect to the NJ Office Pool Mortgage Loan and the NJ Industrial and Office Pool Mortgage Loan (loan numbers 13 and 23), representing 1.4% of the Cut-Off Date Pool Balance or 2.0% of the Cut-Off Date Group 1 Balance, the related borrower may freely prepay $5,908,000 and $8,842,000, respectively, of the outstanding principal balance of each related Mortgage Loan, subject to a 1.5% prepayment premium.

(7) Commencing February 11, 2009, annual deposit to replacement reserves is $30,565.

(8) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(9) Commencing March 11, 2010, annual deposit to replacement reserves is $74,000.

(10) The interest rates with respect to 3 Mortgage Loans (loan numbers 25, 49 and 70), representing 1.2% of the mortgage pool (2 Mortgage Loans in Loan Group 1 or 1.4% and 1 Mortgage Loan in Loan Group 2 or 0.9%) vary during the term of the Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the Prospectus Supplement.

(11) Commencing January 11, 2009, annual deposit to replacement reserves is $63,300.

(12) Commencing January 11, 2010, annual deposit to replacement reserves is $60,750.

(13) Commencing February 11, 2009, annual deposit to replacement reserves is $28,510.

(14) Annual deposit to replacement reserves is $55,413 through February 11, 2010.

(15) Annual deposit to replacement reserves is $474,176 through December 11, 2007 and 4.0% of yearly gross revenues thereafter.

(16) Commencing February 11, 2009, annual deposit to replacement reserves is $227,434.

(17) Commencing January 11, 2010, annual deposit to replacement reserves is $28,750.

(18)  Annual deposit to replacement reserves is $2,262 through January 11, 2010.

(19) Annual deposit to replacement reserves is $120,640 through December 11, 2007 and 4.0% of yearly gross revenues thereafter (adjusted on January 11, 2008 and January 11, 2009).

(20) Annual Deposit to repalcement reserve is the greater of (i) 4% of yearly gross revenues or (ii) 123,600.

(21) Annual deposit to replacement reserves is $42,968 through December 11, 2007, 3.0% of yearly gross revenues in 2008 and 4.0% of yearly gross revenues thereafter.

(22)  Annual deposit to replacement reserves is $1,881 through January 11, 2010.

                                    EXHIBIT B

                            Free Writing Prospectuses

1. Current Report on Form FWP, filed March 6, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-001375.

2. Current Report on Form FWP, filed March 6, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-001383.

3. Current Report on Form FWP, filed March 13, 2007, of the Depositor identified with SEC Accession Number 0000914121-07-000663.

                                    EXHIBIT C

                                      none